SECURED LOAN AGREEMENT


         THIS SECURED LOAN AGREEMENT, made as of the 6th day of February, 1997 by and among FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), and T-10, INC., a California corporation ("Borrower"),

                              W I T N E S S E T H:

         WHEREAS, Lender has agreed to loan to Borrower up to eleven million ten thousand eight hundred seventy-five Dollars ($11,010,875), in order to permit Borrower to acquire a certain pool of equipment consisting of two jet aircraft engines, two auxiliary power units, and a spare parts package, all as provided herein,

         NOW, THEREFORE, in consideration of the foregoing and the terms and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

         1. DEFINITIONS.

         1.1 Definitions. Capitalized terms defined elsewhere in this Agreement shall have the meanings there ascribed to them, and the following words and expressions shall have the following meanings and shall be equally applicable to both the singular and plural forms of the terms so defined:

                  "Advances" shall mean, collectively, the AL Engine Advance, the AL Spare Parts Advance, the AM Engine Advance, and the KLM APU Advance.

                  "Advance Fee" shall mean, with respect to each Advance, a fee, in the amount of one percent (1%) of such Advance, payable by Borrower to Lender on the date such Advance is made, in order to induce Lender to make such Advance.

                  "Affirmation of Pledge Agreement" shall mean the Affirmation and Amendment of the Pledge Agreement and Irrevocable Proxy, in form and substance satisfactory to Lender, pursuant to which Guarantor affirms the Existing Pledge Agreement and Guarantor and Lender amend the Existing Pledge Agreement as set forth therein.

                  "Agreement" shall mean this Secured Loan Agreement.

                  "AL APU" shall mean that certain Garrett auxiliary power unit bearing manufacturer's serial number 194 for an Airbus A330-300 aircraft, as such auxiliary power unit is more particularly described in the Equipment Purchase Agreement (referred to therein as the "APU").

                  "AL Engine" shall mean that certain General Electric model CF6-80E-1 jet aircraft engine bearing manufacturer's serial number 811116, with QEC kit, as more particularly described in the Equipment Purchase Agreement (referred to therein as the "AL Engine").

                  "AL Engine Advance" shall mean the advance of funds to Borrower by Lender in the aggregate amount of $5,100,000, the proceeds of which shall be applied: (a) to repay principal and interest outstanding under the ILFC Bridge Loan and to refund to Borrower a portion of Borrower's cash equity paid by Borrower in connection with Borrower's purchase of the AL Engine under the Equipment Purchase Agreement, and (b) to pay Documented Closing Costs.

                  "AL Engine Lease" shall mean, collectively (a) that certain Spare Engine Lease Agreement dated as of August 24, 1994 between Aer Lingus Limited, an Irish corporation ("Aer Lingus"), as lessee, and ILFC, as lessor, with respect to the lease of the AL Engine and (b) the Equipment Purchase Agreement pursuant to which, among other things (i) ILFC sells to Borrower the equipment referred to in such Spare Engine Lease Agreement and (ii) ILFC assigns to Borrower and Borrower assumes, all of the right, title and obligations of ILFC under the lease under such Spare Engine Lease Agreement;

                  "AL Engine Note" shall mean the Promissory Note, dated the date of the AL Engine Advance, in form and substance satisfactory to Lender and in substantively the form attached hereto as Exhibit C, in the original principal amount of $5,100,000.

                  "AL Spare Parts" shall mean those certain spare parts for an Airbus A330-300 aircraft and General Electric model CF-6-80E-1 jet aircraft engine, as more particularly described in the Equipment Purchase Agreement (referred to therein as the "Spare Parts").

                  "AL Spare Parts Advance" shall mean the advance of funds to Borrower by Lender in the aggregate amount of $2,337,500, the proceeds of which shall be applied: (a) to repay principal and interest outstanding under the ILFC Bridge Loan and to refund to Borrower a portion of Borrower's cash equity paid by Borrower in connection with Borrower's purchase of the AL Spare Parts and Al APU, and (b) to pay Documented Closing Costs.

                  "AL Spare Parts Lease" shall mean, collectively, (a) that certain Spare Parts Lease Agreement dated as of July 27, 1994 between Aer Lingus Limited, an Irish corporation, as lessee, and ILFC, as lessor, with respect to the lease of the AL Spare Parts and the AL APU and (b) the Equipment Purchase Agreement pursuant to which, among other things (i) ILFC sells to Borrower the AL Spare Parts and the AL APU and (ii) ILFC assigns to Borrower and Borrower assumes, all of the right, title and obligations of ILFC under such Spare Parts Lease Agreement.

                  "AL Spare Parts Note" shall mean the Promissory Note, dated the date of the AL Spare Parts Advance, in form and substance satisfactory to Lender and in substantively the form attached hereto as Exhibit C, in the original principal amount of $2,337,500.

                  "AM Engine" shall mean that certain Pratt and Whitney model PW2037 jet aircraft engine bearing manufacturer's serial number P716407, as more particularly described in the Equipment Purchase Agreement (referred to therein as the "AM Engine").

                  "AM Engine Advance" shall mean the advance of funds to Borrower by Lender in the aggregate amount of $3,148,375, the proceeds of which shall be applied: (a) to repay principal and interest outstanding under the ILFC Bridge Loan and to refund to Borrower a portion of Borrower's cash equity paid by Borrower in connection with Borrower's purchase of the AM Engine under the Equipment Purchase Agreement, and (b) to pay Documented Closing Costs.

                  "AM Engine Lease" shall mean, collectively, (a) that certain Spare Engine Lease Agreement dated as of April 14, 1994, between Aerovias De Mexico, S.A. De C.V., a Mexican corporation ("Aero Mexico"), as lessee, and ILFC, as lessor, with respect to the lease of the AM Engine as amended by that certain Letter Agreement No. 1 to Spare Engine Lease Agreement dated April 14, 1994 between ILFC and Aero Mexico and (b) the Equipment Purchase Agreement pursuant to which, among other things (i) ILFC sells to Borrower the AM Engine and (ii) ILFC assigns to Borrower and Borrower assumes, all of the right, title and obligations of ILFC under the lease under such Spare Engine Lease Agreement.

                  "AM Engine Note" shall mean the Promissory Note, dated the date of the AM Engine Advance, in form and substance satisfactory to Lender and in substantively the form attached hereto as Exhibit C, in the original principal amount of $3,148,375.

                  "APU Purchase Agreement" shall mean the Assignment and Assumption of Lease and Purchase and Sale of APU dated as of December 27, 1996 between Borrower and IAI, pursuant to which Borrower (a) acquires the KLM APU from IAI, which is presently on lease pursuant to the KLM APU Lease and (b) Borrower assumes, and IAI assigns to Borrower, all of IAI's right, title, and obligation under the KLM APU Lease.

                  "Basic Interest" shall mean interest payable under any Note at the Interest Rate applicable to such Note, and interest payable pursuant to this Agreement or any of the other Loan Documents (other than any Note) at the Interest Rate in effect on the date the first Advance is made hereunder.

                  "Business Day" shall mean any day on which national banks are open for business in Phoenix, Arizona.

                  "BWIA Lease Extension Documents" shall mean those documents identified on Exhibit A attached hereto in form and substance satisfactory to Lender.

                  "Chief Financial Officer" shall mean, with respect to any corporation, the principal financial officer of such corporation, who shall be a duly elected officer of such corporation at the time acting as such.

                  "Closing Date" shall mean February 7, 1997.

                  "Collateral"  shall have the meaning  ascribed to such term in
Section 4.1 hereof.

                  "Cross-Default   Documents"   shall   mean   those   documents
identified on Exhibit B attached hereto in form and substance satisfactory to Lender.

                  "Default" shall mean an event which, with the passage of time, or giving of notice, or both, would constitute an Event of Default.

                  "Default Rate" shall have the meaning ascribed to such term in
Section 12.3 hereof.

                  "Deficiency  Guaranty" shall mean, with respect to any Advance
(a) the Guaranty and Subordination Agreement, in form and substance satisfactory to Lender, dated as of the date of the Note evidencing such Advance, pursuant to which Guarantor agrees that in the event of any exercise by Lender of its remedies under such Note and the Security Agreement executed and delivered by Borrower in connection with such Note, Guarantor shall pay to Lender an amount equal to thirty percent (30%) of any deficiency suffered by Lender following such exercise, based upon the amount of principal of, and accrued and outstanding interest under, such Note as of the date Lender exercises such remedies, and the amount of Lender's expenses in exercising such remedies or (b) such other Guaranty or other document which is in form and substance satisfactory to Lender and accepted by Lender.

                  "Documented Closing Costs" shall mean, with respect to any Advances (a) the Advance Fee payable by Borrower with respect to such Advance and (b) reasonable out-of-pocket costs, fees and expenses incurred by Borrower in connection with such Advance, any other Advances, or the Loan Documents, as to which Borrower has presented to Lender documentation evidencing such costs, fees, and expenses.

                  "Dollars" or "($)" shall mean the legal currency, at the relevant time, of the United States of America.

                  "Eligible Equipment" shall mean,  collectively (a) the AL APU,
(b) the AL

Engine, (c) the AL Spare Parts, (d) the AM Engine, and (e) the KLM APU.

                  "Engine" shall mean, generally, any one of the following: (a) the AL Engine; or (b) the AM Engine.

                  "Equipment" shall mean the Eligible Equipment in respect of which Lender has made an Advance in accordance with the terms of this Agreement.

                  "Equipment Purchase Agreement" shall mean the Assignment and Assumption of Leases and Purchase and Sale of Equipment dated as of December 27, 1996 between Borrower and ILFC as amended by the ILFC Lease Payment Guaranty and that certain Side Letter No. 2 to Equipment Purchase Agreement, dated December 27, 1996, between ILFC and Borrower, pursuant to which Borrower has agreed to purchase (a) the AL APU, (b) the AL Engine, (c) the AL Spare Parts, and (d) the AM Engine from ILFC and ILFC has agreed to sell the same to Borrower.

                  "Existing Loan Agreement" shall mean that certain Secured Loan Agreement dated as of December 29, 1995 between Borrower and Lender, as amended by (a) that certain First Amendment to Secured Loan Agreement dated as of December 30, 1996 between Borrower and Lender, and (b) that certain Second Amendment to Secured Loan Agreement dated as of February 6, 1997 between Borrower and Lender (as such Secured Loan Agreement, as so amended, may be from time to time further amended, modified or restated).

                  "Existing  Loan  Documents"  shall  mean,  collectively,   the
Existing Loan Agreement and the "Loan Documents" as defined therein.

                  "Existing Pledge Agreement" shall mean that certain Stock Pledge Agreement and Irrevocable Proxy dated as of December 29, 1995 between Guarantor and Lender.

                  "FAA" shall mean the Federal Aviation Administration provided for in the Department of Transportation Act of 1966, as in effect on the date of this Agreement and as modified or amended hereafter, or any successor or substituted governmental authority at the time having jurisdiction over the Mortgaged Property.

                  "Full Recourse Advance" shall mean that portion of the Advances which is applied to acquire the AM Engine and the AL Spare Parts and the AL APU pursuant to the Equipment Purchase Agreement.

                  "Full Recourse Guaranty" shall mean, with respect to a Full Recourse Advance, the Guaranty and Subordination Agreement, in form and substance satisfactory to Lender, dated as of the date of the Note evidencing such Full Recourse Advance, pursuant to which Guarantor guaranties Borrower's payment of all principal and interest of such Full Recourse Advance.

                  "Guarantor" shall mean Willis Lease Finance Corporation, a California corporation formerly known as Charles F. Willis Company.

                  "IAI"  shall  mean   International   Aircraft   Investors,   a
California corporation.

                  "ILFC" shall mean International Lease Finance Corporation, a California corporation.

                  "ILFC Bridge Loan" shall mean that certain seller carryback loan in the original principal amount of $8,742,376 made by ILFC to Borrower to pay a portion of the purchase price payable by Borrower under the applicable Purchase Agreement for (a) the AL APU, (b) the AL Engine, (c) the AL Spare Parts, and (d) the AM Engine, which seller carryback loan (i) is made pursuant to the terms and conditions of the ILFC Bridge Loan Documents and (ii) shall be repaid from the AL Engine Advance, the AL Spare Parts Advance, and the AM Engine Advance.

                  "ILFC Bridge Loan Documents" shall mean collectively, (i) the Bridge Loan Agreement dated December 27, 1996 between Borrower and ILFC, and
(ii) the Promissory Note in the amount of $8,742,376 dated December 27, 1996 from Borrower in favor of ILFC, delivered by Borrower in accordance with the terms and conditions of the Bridge Loan Agreement.

                  "ILFC Lease Payment Guaranty" shall mean that certain Side Letter No. 1 to Equipment Purchase Agreement, dated December 27, 1996, between ILFC and Borrower in form and substance acceptable to Lender pursuant to which, among other things, ILFC guaranties (a) the payment of rent in the amount of $57,500 per month until May 15, 2001 under the AL Engine Lease, notwithstanding the lessee's exercise of an early termination right under such lease or the expiration of such lease, and (b) the payment of rent in the amount of $35,788 per month until May 15, 2001 under the AL Spare Parts Lease, notwithstanding the lessee's exercise of an early termination right under such lease or the expiration of such lease.

                  "Interest Rate" shall mean, with respect to any Advance, a fixed rate of interest equal to the sum of (a) four and eight one-hundredths percentage points (4.08%) plus (b) either (i) the yield, published in The Wall Street Journal two (2) days prior to the making of such Advance, of the United States Treasury Notes maturing sixty months from the date of such publication or
(ii) in the event that no United States Treasury Notes mature sixty months from the date of such publication, then the yield, published in The Wall Street Journal two (2) days prior to the making of such Advance, of the sixty-month United States Treasury Notes next maturing after the date which is sixty months following the date of such publication.

                  "KLM APU" shall mean that certain Garrett model GTCP 331-200ER auxiliary power unit bearing manufacturer's serial number P2280 as further described in the APU Purchase Agreement (referred to therein as the "APU").

                  "KLM APU Advance" shall mean the advance of funds to Borrower by Lender in the aggregate amount of $425,000, the proceeds of which shall be applied: (a) to pay to IAI the purchase price for the KLM APU under the APU
Purchase Agreement, (b) to refund to Borrower a portion of Borrower's cash equity paid by Borrower in connection with Borrower's purchase of the AL, Engine, the AL Spare Parts, the AL APU, and the AM Engine under the Equipment Purchase Agreement, and (c) to pay Documented Closing Costs.

                  "KLM APU Note" shall mean the Promissory Note, dated the date of the KLM APU Advance, in form and substance satisfactory to Lender and in substantively the form attached hereto as Exhibit C, in the original principal amount of $425,000.

                  "KLM APU Lease" shall mean, collectively, (a) that certain Spare APU Lease Agreement dated as of July 24, 1994 between Koninklyke Luchtvaart Maatschappy N.V. (KLM Royal Dutch Airlines), a Dutch corporation, as lessee, and ILFC, as lessor, with respect to the lease of the KLM APU, (b) that certain Assignment and Assumption of Lease dated as of January 26, 1996 between ILFC and IAI, pursuant to which ILFC assigned to IAI and IAI assumed, all of the right, title and obligations of ILFC under such Spare APU Lease Agreement, and
(c) the APU Purchase Agreement pursuant to which (i) IAI sells to Borrower the KLM APU, and (ii) IAI assigns to Borrower and Borrower assumes, all of the right, title and obligations of IAI under such Spare APU Lease Agreement.

                  "Lease" shall mean generally any one of the following: (a) AL Engine Lease, (b) AL Spare Parts Lease, (c) AM Engine Lease, and (d) KLM APU Lease.

                  "Lease  Assignment"  shall  mean a  Collateral  Assignment  of
Lease, in form and substance satisfactory to Lender, dated the date of an Advance, between Borrower, as assignor, and Lender, as assignee, and acknowledged by the lessee under the Lease referred to therein, pursuant to which Borrower assigns to Lender all of Borrower's right, title and interest in such Lease, as security for all of the Obligations.

                  "Lease Default" shall mean the occurrence of (a) an "Event of Default" under, and as such term is defined in, any of the Leases, or (b) any event (including the giving of any notice or the lapse of any time, as applicable) which would permit the Borrower or any of the lessees under any of the Leases to terminate such Lease or exercise any other remedy for breach of the terms of such Lease.

                  "Lease Default Period" shall have the meaning ascribed to such term in Section 10.2 hereof.

                  "Lien" shall mean any mortgage, pledge, lien, charge, encumbrance, option, security interest or lease (including any conditional sale agreement, equipment trust agreement, or other title retention agreement) or right or claim of any person, whether voluntary or involuntary in nature.

                  "Loan" shall mean all principal, interest and other amounts outstanding from time to time and due Lender pursuant to this Agreement, the Notes and the other Loan Documents.

                  "Loan Documents" shall mean, collectively, this Agreement, the Notes, the Security Agreements, any Deficiency Guaranty, the Full Recourse Guaranty, the Pledge Agreement, the Lease Assignments, and all other documents executed in connection with any of the foregoing agreements or contemplated thereby or the transactions related thereto.

                  "Maturity   Date"  shall  mean,   for  each  Note,  the  fifth
anniversary of the Closing Date.

                  "Mortgaged Property" shall mean, collectively, the "Mortgaged Property" under, and as defined in, each of the Security Agreements.

                  "Notes" shall mean, collectively, the AL Engine Note, the AL Spare Parts Note, the AM Engine Note, and the KLM APU Note.

                  "Obligations"  shall have the meaning ascribed to such term in
Section 4.1 hereof.

                  "Permitted Liens" shall mean: (a) Liens for Taxes either not yet due or being contested in good faith by appropriate proceedings (so long as adequate reserves are maintained with respect to such Liens from and after the date the Taxes, as to which such Liens relate, became due and so long as none of the Collateral is in material danger of being lost, sold, confiscated, forfeited or seized as a result of such Lien); (b) materialmen's, mechanics', workmen's, repairmen's, employees' or other like Liens arising in the ordinary course of business of Borrower and not delinquent for more than sixty (60) days or being contested in good faith (so long as adequate reserves are maintained with respect to such Liens from and after the date the claim, as to which such Liens relate, became due and so long as none of the Collateral is in material danger of being lost, sold, confiscated, forfeited or seized as a result of such Lien);
(c) Liens arising out of any judgment or award unless the judgment secured shall not, within thirty (30) days of the entry thereof, have been discharged or vacated or execution thereof stayed pending appeal or bonded in a manner satisfactory to Lender; (d) the Lien of the Security Agreements and of each other Loan Document granting a Lien in favor of Lender as security for the payment and performance of the Obligations; (e) with respect to particular Equipment, the rights of any lessee under a Lease, with respect to such Equipment, (f) with respect to particular Equipment, Liens permitted under a Lease with respect to such Equipment, (g) the subordinated lien of ILFC with respect to the indebtedness evidenced by the Subordinated Note, and (h) Liens which constitute "Permitted Liens" (as defined in the Existing Loan Agreement).

                  "Pledge Agreement" shall mean the Existing Pledge Agreement, as amended by the Affirmation and Amendment of Pledge Agreement, pursuant to which Guarantor pledges to Lender all of the issued and outstanding capital stock of Borrower as security for the payment and performance by Borrower of the Obligations.

                  "Purchase  Agreements"  shall  mean,  collectively,   (a)  the
Equipment Purchase Agreement, and (b) the APU Purchase Agreement.

                  "Replacement Lease" shall have the meaning ascribed to such term in Section 10.2 hereof.

                  "Retention Account" shall mean an interest bearing deposit account in the name of Lender, in which the proceeds of all maintenance reserves, security deposits and similar amounts which are payable pursuant to the terms of any Lease are paid directly to Lender, retained and disbursed, in accordance with Section 4.2 hereof.

                  "Security Agreement" shall mean a First Priority Chattel Mortgage and Security Agreement between Borrower and Lender, dated as of the date of an Advance, as from time to time amended and supplemented, with respect to the Equipment which is acquired by Borrower with the proceeds of such Advance.

                  "Subordinated Note" shall mean the promissory note in the original principal amount of $1,830,538, issued by Borrower to ILFC on the Closing Date in payment of the outstanding balance of the "Purchase Price" as defined in the Purchase Agreements.

                  "Suspended Principal Payments" shall have the meaning ascribed to such term in Section 10.2 hereof.

                  "Taxes"  shall  have  the  meaning  ascribed  to such  term in
Section 11.3.

         1.2 Terms Defined in Security Agreements. Capitalized terms used herein which are defined in the Security Agreements, unless otherwise defined herein, shall have the respective meanings ascribed to them in the Security Agreements.

         1.3 Satisfaction or Acceptability to Lender. As used in this Agreement, the terms "satisfactory to Lender" or "acceptable to Lender" or which refer to the satisfaction of Lender or the acceptance by Lender shall refer to the matters which are satisfactory to Lender, or acceptable to Lender, or as to which Lender determines it is satisfied or which Lender finds acceptable, in each case in the sole and absolute discretion of Lender.

         2. ADVANCES.

         2.1 Advances. (a) Subject in each case to the terms and conditions of this Agreement, Lender hereby agrees with Borrower that on the Closing Date, provided that there does not then exist any Default or Event of Default, Lender shall make Advances for the benefit of Borrower in order to permit Borrower to acquire the Eligible Equipment. In no event shall the aggregate amount of all Advances made to Borrower by Lender at any time outstanding hereunder exceed eleven million ten thousand eight hundred seventy-five Dollars ($11,010,875). The Loan contemplated hereby is a non-revolving, closed-end loan, and amounts repaid hereunder shall not be available for re-advance to Borrower. Lender shall have no obligation to make more than four (4) Advances hereunder.

         (b) Each Advance hereunder shall be in an amount not to exceed the lesser of (a) eighty-four percent (84%) of the cost of the Eligible Equipment acquired with such Advance, as set forth in the Purchase Agreement for such Eligible Equipment, or (b) eighty-four percent (84%) of the fair market value of the Eligible Equipment acquired with such Advance, as such fair market value is determined in the appraisal provided to Lender prior to the making of such Advance pursuant to Section 5.1.

         (c) The proceeds of each Advance shall be applied as follows:

                           (i) subject to the  limitations  set forth in Section
                  2.1(a) 2.1(b) and 2.1(d) hereof, the AL Engine Advance shall be applied to (A) repayment of principal and interest of the ILFC Bridge Loan and payment of Documented Closing Costs (in the aggregate amount of approximately $4,251,990) and (B) to refund to Borrower approximately $848,010 of Borrower's cash equity paid by Borrower in connection with Borrower's purchase of the AL Engine under the Equipment Purchase Agreement;

                           (ii) subject to the  limitations set forth in Section
                  2.1(a) 2.1(b) and 2.1(d) hereof, the AL Spare Parts Advance shall be applied to (A) repayment of principal and interest of the ILFC Bridge Loan and Documented Closing Costs (in the aggregate amount of approximately $1,950,365) and (B) to refund to Borrower approximately $387,135 of Borrower's cash equity paid by Borrower in connection with Borrower's purchase of the AL Spare Parts and the AL APU under the Equipment Purchase Agreement;

                           (iii) subject to the limitations set forth in Section
                  2.1(a) 2.1(b) and

                  2.1(d) hereof, the AM Engine Advance shall be applied to (A) repayment of principal and interest of the ILFC Bridge Loan and Documented Closing Costs (in the aggregate amount of approximately $2,590,021) and (B) to refund to Borrower approximately $558,354 of Borrower's cash equity paid by Borrower in connection with Borrower's purchase of the AM Engine under the Equipment Purchase Agreement; and

                           (iv) subject to the  limitations set forth in Section
                  2.1(a) 2.1(b) and 2.1(d) hereof, the KLM APU Advance shall be applied to (A) payment of $375,000 to IAI, representing payment of the purchase price for the KLM APU pursuant to the APU Purchase Agreement, and (B) payment of $50,000 to refund to Borrower a portion of its cash equity paid by Borrower in connection with Borrower's purchase of the AL Engine, the AL APU, the AL Spare Parts, and the AM Engine and Documented Closing Costs.

         (d) In no event shall the Advances include amounts paid to Borrower in respect of Documented Closing Costs in excess of $218,000.

         2.2 Obligation to Advance Not Absoulte. The obligation of Lender to make the Advances to Borrower under this Agreement shall be expressly subject to the terms of this Agreement in general and in particular to the fulfillment by Borrower of all of the conditions set forth in Section 5 hereof (except to the extent that such fulfillment is waived by Lender) not later than at the time or times therein specified. Lender shall have no obligation in respect of the Advances or the Loan except as expressly set forth in this Agreement.

         2.3 Final Advance Date; Advance Simultaneous. Notwithstanding anything to the contrary set forth herein, Lender shall have no obligation to make any Advance to Borrower under this Agreement from and after February 14, 1997. Unless otherwise agreed by Lender, all of the Advances shall be made on the same date.

         2.4 Each Advance Evidenced by Note. Each Advance shall be evidenced by a Note, in the original principal amount of such Advance, and dated as of the date of such Advance. Each Note shall (a) provide for Basic Interest at the Interest Rate, as determined in accordance with the definition of Interest Rate set forth above, (b) provide for monthly payments of accrued Basic Interest, in arrears, on each rent payment date under the Lease for the Equipment with respect to which such Advance is made, (c) provide for monthly payments of principal, over a term of sixty months, on each rent payment date under the Lease for the Equipment with respect to which such Advance is made, equal to the greater of (i) the amount of such rental payment, or (ii) an amount sufficient to amortize at least thirty-eight percent (38%) of the principal of such Note,
(d) provide that all principal of such Note, and all accrued and unpaid interest thereunder, shall be due and payable on the sixty-month anniversary of the Advance evidenced by such Note, (e) provide that the maturity thereof may be accelerated upon, among other things, the occurrence of an Event of Default hereunder, and (f) in all other respects, be in form and substance satisfactory to Lender and in substantially the form attached hereto as Exhibit C.

         3. LOAN; NOTICE OF PROPOSED ADVANCE; FAILURE TO ADVANCE.

         3.1 Form of Advances. The Advances shall be made available to Borrower in Dollars via wire transfer, subject to the terms of this Agreement.

         3.2 Notice of Proposed Advances. Unless otherwise agreed by Borrower and Lender, Borrower shall deliver a notice to Lender at least three (3) Business Days prior to the date of a proposed Advance, specifying the date of such proposed Advance. Such notice may not be rescinded by Borrower once received by Lender. Such notice shall:

                  (a) be in writing and be signed on behalf of Borrower;

                  (b) be effective on receipt by Lender; and

                  (c) specify (i) the Eligible Equipment to be acquired with the proceeds of such Advance (ii) the amount, if any, included in such Advance in respect of Documented Closing Costs, together with the aggregate amount included in prior Advances in respect of Documented Closing Costs, and (iii) the account or accounts to which the proceeds of the proposed Advance are to be made available (subject always to Lender's agreement and the provisions hereof).

Notwithstanding anything to the contrary set forth herein, Borrower shall not provide any notice to Lender under this Section unless each condition precedent to the Advance sought by the notice so provided to Lender has been fulfilled or waived, or will be fulfilled or waived by the date of the proposed Advance, as set forth in such notice.

         3.3 Failure to Advance; Indemnity. In the event that Borrower shall have sent a notice specified in Section 3.2 and the Advances are not made on the date specified in such notice for any reason other than the willful misconduct or negligence of Lender, Borrower shall and hereby does indemnify Lender for, and hold Lender harmless from and against, any and all interest expense incurred by Lender in connection with funds borrowed by Lender to fund the Advances or any portion thereof in reliance upon Borrower's notice to Lender pursuant to
Section 3.2.

         4. DESCRIPTION OF SECURITY.

         4.1 Description of Collateral. (a) As collateral security for (i) the prompt and complete payment and performance of Borrower's obligations hereunder and under the

Notes and other Loan Documents, (ii) the prompt and complete payment and performance of the "Obligations" (as such term is used in the Existing Loan Agreement), and (iii) the payment of any sum advanced or subsequently advanced or obligation incurred pursuant to any provision of the Loan Documents or the Existing Loan Documents (the obligations referred to in clauses (i) through
(iii) of this sentence are herein collectively referred to as the "Obligations"), Borrower shall grant to Lender a first priority perfected Lien upon and security interest in all right, title and interest of Borrower in all of the following items and types of property, whether now owned or hereafter acquired by Borrower, and wheresoever located (collectively, the "Collateral"):
(1) the Mortgaged Property, including, without limitation, all Equipment referred to in each of the Security Agreements; (2) each of the Purchase Agreements; (3) each of the Leases, including, without limitation, all rights to payment thereunder (other than "Excluded Amounts" as such term is defined in the Security Agreement executed and delivered by Borrower with respect to the Equipment referred to in such Lease); (4) the Retention Account; and (5) all proceeds and products thereof.

                  (b) Until all of the Obligations have been fully paid and discharged, Lender shall retain a continuous first priority Lien and security interest in all of the Collateral.

                  (c) In addition to the Collateral, the (i) Guaranty shall secure the payment and performance of certain of the Obligations, in accordance with the terms, and subject to the conditions and limitations, thereof and (ii) the Pledge Agreement, and all of the "Pledged Collateral" (as defined in the Pledge Agreement), shall secure the payment and performance of the Obligations, subject to the conditions and limitations thereof.

                  (d) Nothing herein, or in any of the other Loan Documents, shall be deemed to provide that the Collateral shall secure any obligation of Borrower to Lender other than the Obligations, it being expressly understood and agreed, without limiting the generality of the foregoing, that nothing set forth in this Agreement or the other Loan Documents shall cause the Collateral to secure any of the "Obligations" as such term is defined in the Existing Loan Agreement.

         4.2 Retention Account. (a) On the Closing Date, Lender shall open an interest bearing deposit account in the name of Lender, at a bank or other financial institution selected by Lender, in which the proceeds of all maintenance reserves, security deposits (in the amount of not less than $289,000) and similar amounts which are payable to Borrower pursuant to the terms of any Lease shall be transferred by either ILFC, to the extent ILFC is holding the same, or the lessee under such Lease, and in which such amounts shall be retained and disbursed in accordance with the terms of this Agreement and such Lease. Lender agrees that no funds other than such maintenance reserves and deposits and similar amounts, and accrued interest thereon, shall be deposited or held in the Retention Account. Subject to Lender's right to apply all amounts on deposit in the Retention Account to payment of the Obligations pursuant to Section 4.2(b), all interest earned on amounts on deposit in the Retention Account shall be for the account of Borrower; provided, however, that such interest shall be disbursed to Borrower no more frequently than quarterly and provided, further, that no disbursement of interest from the Retention Account shall be made following the occurrence of an Event of Default except pursuant to Section 4.2(b).

         (b) In the event that, prior to disbursement by Lender of amounts on deposit in the Retention Account, there shall occur an Event of Default, then, subject to any contrary provision of any applicable Lease, Lender may, in its discretion, without notice to Borrower, at any time and from time to time thereafter, apply all or any part of the amounts on deposit in the Retention Account (including all accrued interest then held in the Retention Account), to payment of the Obligations then outstanding, whether or not such Obligations are at the time due. Such application shall be in addition to, and not in lieu of, any other rights and remedies available to Lender under this Agreement, the other Loan Documents, and applicable law.

         (c) Lender shall have no obligation to disburse any principal amount (representing maintenance reserves, security deposits or similar amounts under a Lease) from the Retention Account (except in accordance with Section 4.2(b)) unless and until Lender has received evidence satisfactory to Lender that such disbursement is required in accordance with the terms of the applicable Lease, together with copies of all documentation required under the terms of such Lease in order for such amount to be disbursed in accordance with the terms of such Lease.

         5.  CONDITIONS PRECEDENT.

         5.1 Conditions Precedent to Advances. Lender's obligation to make any Advance hereunder is conditional upon the satisfaction of each of the conditions set forth on Exhibit D hereto, all of which shall take place, occur or be delivered to Lender, as applicable, not later than the date such Advance is made.

         5.2 Waiver of Conditions Precedent. In the event that Lender, in its sole and absolute discretion, waives satisfaction of any condition set forth in Exhibit D, such waiver shall constitute a waiver only as to the time for satisfaction of such condition, and Borrower shall be obligated to comply with such condition as soon as practicable after the Advance as to which such condition related, and in any case within thirty (30) days after the date of such Advance.

         6. BASIC INTEREST.

         Basic Interest hereunder shall: (a) accrue from the date of each Advance, on the principal amount of the Note evidencing such Advance, as such principal amount is from time to time outstanding, at a fixed per annum rate equal to the Interest Rate which is determined with respect to such Advance in accordance with the definition of the term "Interest Rate" set forth above; and (b) be calculated on the basis of a year of 360 days for the actual days elapsed.

         7. REPAYMENT.

         7.1 Repayment. In addition to any other sums which may become payable hereunder or under any other Loan Document, Borrower shall repay the principal of each Advance in the amounts, and on the dates, set forth in the Note which evidences such Advance.

         7.2 Application of Payments. The amount of all payments in respect of any Note shall first be applied to the prepayment fee payable pursuant to
Section 8.4, if any, and any other amount (other than (i) principal and (ii) Basic Interest at the Interest Rate or the Default Rate, as applicable which is applicable to such Note) which is payable by Borrower to Lender pursuant to this Agreement, next to payment of accrued Basic Interest on the Loan, at the Interest Rate or the Default Rate, as applicable, which is applicable to such Note, and next to principal of the Loan. All prepayments of principal of any Note shall be applied in inverse order of the scheduled maturity of such principal.

         8. MANDATORY PREPAYMENTS.

         8.1 Upon Event of Default. Immediately upon (a) the occurrence of an Event of Default under Sections 13(f) or 13(g) hereof, or (b) Lender's declaration that the Loan is due and payable in full pursuant to Section 13, in the case of any Event of Default other than under Sections 13(f) or 13(g) hereof, the Loan and all accrued but unpaid interest on the Loan and any and all other fees and sums which may be or become payable hereunder and under the Note, the Security Agreements, and any other Loan Document shall become immediately due and payable. Payments on the Loan pursuant to this Section shall be subject to the prepayment premium described in Section 8.4 below.

         8.2 Insurance Proceeds; Other Amounts in Respect of Casualty. In the event that any proceeds of insurance, with respect to any portion of the Mortgaged Property, are payable to Lender pursuant to any Security Agreement or in the event that Borrower is obligated to pay any amount to Lender pursuant to the Security Agreement, upon the occurrence of an Event of Loss or other loss of or damage or casualty to any portion of the Mortgaged Property, Borrower shall pay such proceeds of insurance or other amount in accordance with the requirements of the applicable Security Agreements. Payments on the Loan pursuant to this Section shall not be subject to the prepayment premium described in Section 8.4 below.

         8.3 Upon Sale of Equipment or Refinanicng. Except to the extent expressly provided in any Note, in the event that any Equipment is sold, transferred or otherwise disposed of by Borrower or the Note associated with such Equipment is repaid in full with the proceeds of borrowed money which has been borrowed by Borrower for the purpose of repaying such Note, and which borrowed money is secured by a Lien on such Equipment, then simultaneously with the consummation of such sale, transfer or other disposition or refinancing, Borrower shall make a prepayment of principal of the Note associated with such Equipment, in an amount equal to the outstanding principal amount of the Note as of the date of such sale, transfer or other disposition, together with all accrued and unpaid Basic Interest, all Additional Interest payable by Borrower as a result of such sale, and the prepayment fee referred to in Section 8.4 in respect of such prepayment. Upon payment to Lender of such amounts, provided that there does not then exist an Event of Default, Lender shall release its Lien on such Equipment. Payments on a Note pursuant to this Section shall be subject to the prepayment premium described in Section 8.4.

         8.4 Prepayment Premium. Any prepayment of a Note, which prepayment is effected with proceeds of a sale, transfer or other disposition of the Equipment associated with such Note or refinancing thereof, shall be made together with:

                  (a) accrued and unpaid Basic Interest on such Note through the date of such prepayment;

                  (b) except to the extent expressly provided in any Note, a prepayment fee equal to (i) four percent (4.0%) of the principal balance of the Note so prepaid, if such prepayment occurs on or before the first anniversary of the date of the Advance evidenced by such Note; (ii) three percent (3.0%) of the principal balance of the Note so prepaid, if such prepayment occurs after the first anniversary of the date of the Advance evidenced by such Note, but on or before the second anniversary of the date of such Advance; (iii) two percent (2.0%) of the principal balance of the Note so prepaid, if such prepayment occurs after the second anniversary of the date of the Advance evidenced by such Note, but on or before the third anniversary of the date of such Advance; and (iv) one percent (1.0%) of the principal balance of the Note so prepaid, if such prepayment occurs after the third anniversary of the date of the Advance evidenced by such Note, but on or before the fourth anniversary of the date of such Advance;

                  (c) all other sums then due and owing under the Note so prepaid; and

                  (d) to the extent that Borrower requests that any Equipment be released from the lien of a Security Agreement in connection with such prepayment of a Note, in addition to the prepayment fee required under
         Section 8.4(b) above, Borrower shall pay such sums as are required, if any, such that the loan to value ratios set forth on Exhibit E attached hereto are maintained in the aggregate notwithstanding the release of such Equipment from the lien of the Security Agreement.

         8.5 Other Prepayments Prohibited. The Notes shall not be prepayable in whole or in part except (a) upon the occurrence of an Event of Default, in accordance with Section 8.1 above, (b) from the proceeds of insurance insuring the Mortgaged Property, in accordance with Section 8.2 above and (c) upon the sale or other disposition of the respective Equipment associated with such Note, or a refinancing of such Note, in each case in accordance with Section 8.3 above.

         8.6 Replacement Lessee. Subject to Lender's prior written consent, Borrower may lease the Equipment pursuant to a replacement lease following the expiration or earlier termination of a Lease with respect to such Equipment. Any such replacement lease shall conform to the criteria for a Replacement Lease set forth in Section 10.2(b)(1) hereof.

         9. REPRESENTATIONS AND WARRANTIES.

         9.1  Representations  and  Warranties  of  Borrower.   Borrower  hereby
represents and warrants to Lender that, as of the date hereof:

         (a) Borrower is duly formed, validly existing and in good standing as a California corporation, qualified to do business in all jurisdictions in which the nature of its business or its properties requires it to be qualified, maintains its principal place of business and chief executive office in Sausalito, California, and has full power to carry on its business as it is now being conducted and to enter into, legally bind itself by, and perform its obligations under this Agreement and all of the other Loan Documents to which it is a party, and Borrower has complied with all material statutory and other requirements relative to the business carried on by it;

         (b) All consents, resolutions and authorizations necessary or advisable in order for Borrower to enter into this Agreement and all of the other Loan Documents to which it is a party and to borrow and repay the Loan in accordance with the terms and conditions hereof have been obtained, no further consents or authorizations are necessary for the service and repayment of the Loan pursuant to the provisions hereof and of the Note and for the performance by Borrower of all of its obligations pursuant to the provisions of all of the Loan Documents to which it is a party;

         (c) This Agreement and the other Loan Documents (i) constitute valid and binding obligations of the respective parties thereto (other than Lender, as to which Borrower makes no representation or warranty), enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or other laws affecting creditors' rights in general, and (ii) are in full force and effect;

         (d) The execution and delivery of, and the performance of the provisions of, this Agreement and the Loan Documents, and of the transactions contemplated thereby and hereby, do not, to the best of Borrower's knowledge, contravene in any material respect any applicable law, regulation, decree, order, permit or contractual or other restriction now existing and binding on Borrower or on any of the properties of Borrower (including any of the Mortgaged Property), and the performance of the provisions of this Agreement and the Loan Documents all as in effect on the Closing Date, and of the transactions contemplated thereby and hereby will not, to the best of Borrower's knowledge, contravene in any material respect any applicable law, regulation, decree, order or permit currently in effect or contractual or other restriction now existing and binding on Borrower or on any of the properties of Borrower (including any of the Mortgaged Property);

         (e) There are no outstanding judgments against Borrower and, to the knowledge of Borrower, no action, claim, suit or proceeding is pending or threatened (including, but not limited to, tax liens or tax actions) against or affecting Borrower or any of the property of Borrower before any court, board of arbitration or administrative agency which would likely result in any material adverse change in the business or condition (financial or otherwise) of Borrower;

         (f) Borrower is not in default under any agreement to which it is a party or by which it may be bound, nor in default of any kind in respect of any financial commitment or obligation (including obligations under guarantees) which could have a material adverse effect on the ability of Borrower to perform its obligations under this Agreement or any other Loan Document, nor upon due inquiry is Borrower aware of a fact which by giving of notice or by lapse of time or otherwise might constitute such default by Borrower;

         (g) To the best of Borrower's knowledge, none of this Agreement, any other Loan Document, any other document executed in connection with the foregoing documents or contemplated thereby nor any filing required or permitted hereunder or thereunder is subject to any registration tax, any stamp duty or similar tax and to the extent the same is due then the same shall be paid by Borrower when due;

         (h) No security agreement, financing statement, equivalent security or lien instrument or continuation statement or other Lien, whether voluntary or involuntary, covering all or any part of the Collateral is on file or of record with any governmental agency or bureau or any political subdivision thereof or is otherwise in effect with respect to any of the Collateral, except such as may have been filed in connection with the Lien of Lender arising pursuant to the Security Agreements and such as may be satisfied, discharged and removed of record in connection with the funding of the Advances;

         (i) Borrower has furnished Lender with unaudited financial statements of Guarantor as of September 30, 1996;

         (j) No written information given by Borrower in relation to this Agreement or any other Loan Document contains any misstatement of fact or omits to state a fact which would be adverse to the interest of Lender or which would be necessary to make any statement or representation or warranty contained herein or therein not misleading;

         (k) There has occurred no event which, with the giving of notice or lapse of time or both, would constitute an Event of Default or Default hereunder or under any of the Loan Documents;

         (l) Borrower maintains its principal place of business and chief executive office, and the place where Borrower maintains records relating to the Collateral, at the address set out in Section 15 hereof;

         (m) Borrower does not do business under any assumed or trade name;

         (n) On the Closing Date and until the Loan is paid in full, Borrower will have good and marketable title to, and will be the sole legal owner of, all property in which Borrower has granted, or purported to have granted, to Lender a security interest pursuant to the Security Agreements, free and clear of all liens, pledges, options, mortgages, claims, charges, encumbrances, security interests and use restrictions which materially and adversely affect the value and utility of the Collateral, except for Permitted Liens;

         (o)  Borrower's  United  States  taxpayer   identification   number  is
correctly set forth beneath Borrower's signature below;

         (p) The capital stock of Borrower consists of common stock of which 500 shares have been issued and are presently outstanding, all of which are held of record by Guarantor; and

         (q) Borrower owns no asset or property other than the Collateral purported to be owned by Borrower, owes no debt other than the Obligations and the indebtedness of Borrower under the Purchase Agreements in effect on the Closing Date with ILFC, in a maximum principal amount of $1,830,538, and conducts no business other than the ownership of the Collateral and matters incidental thereto.

         10. UNDERTAKINGS.

         10.1 Undertakings of Borrower.

         Borrower hereby undertakes, during the period commencing with the Closing Date and ending with the date on which the Loan is paid in full, as follows:

         (a) To cause to be furnished to Lender sufficient copies of the annual report or annual financial statements, as the case may be, of Guarantor, prepared in accordance with generally accepted accounting principles consistently applied and audited by recognized, independent certified public accountants reasonably satisfactory to Lender, together with comparable figures from the previous fiscal year of Guarantor, in comparative form, as soon as practicable, and in any event within 120 days after the end of the fiscal year of Guarantor, as well as quarterly unaudited financial statements, certified by the Chief Financial Officer of Guarantor, within 45 days following the close of each of the fiscal quarters of Guarantor, together with comparable figures from the corresponding period of the preceding fiscal year of Guarantor, in comparative form, and such further information as Lender reasonably deems necessary to assess the financial position from time to time of Guarantor;

         (b) To furnish Lender with proof satisfactory to Lender that all insurance required under the Security Agreements is in full force and effect at each renewal (but no less frequently than once a year) of any such contract or policy of insurance or upon Lender's request;

         (c) To at all times preserve and keep in full force and effect its corporate existence, its rights and franchises material to its it performance under this Agreement and the other Loan Documents;

         (d) To at all times be in good standing as a California corporation and qualified to do business in all jurisdictions where the nature of its business or properties requires it to be so qualified;

         (e) Not to merge with or into or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any entity, except to the extent expressly permitted by the terms of this Agreement or the other Loan Documents;

         (f) To cause to be furnished to Lender within forty-five (45) days of the last day of each calendar quarter, and at any other time upon Lender's request to Borrower therefor, a statement, prepared and certified by the Chief Financial Officer of Guarantor, stating that, as of the date thereof (i) no condition or event which constitutes an Event of Default or Default has occurred and is continuing or if an Event of Default or Default has occurred and is continuing or exists, specifying in detail the nature and period of existence thereof and any action taken or contemplated to be taken with respect thereto, and stating that the signer has personally reviewed this Agreement and that such certificate is based on an examination sufficient to assure that such certificate is accurate and (ii) that Borrower continues to function as a limited purpose corporation in accordance with the limitations set forth in
Section 10.1(p) hereof;

         (g) To cause to be furnished to Lender within forty-five (45) days of the last day of each calendar quarter, and at any other time upon Lender's request to Borrower therefor, a statement, prepared and certified by the Chief Financial Officer of Borrower, stating that, as of the date thereof (i) no condition or event which constitutes an Event of Default or Default has occurred and is continuing or if an Event of Default or Default has occurred and is continuing or exists, specifying in detail the nature and period of existence thereof and any action taken or contemplated to be taken with respect thereto, and stating that the signer has personally reviewed this Agreement and that such certificate is based on an examination sufficient to assure that such certificate is accurate and (ii) that Borrower continues to function as a limited purpose corporation in accordance with the limitations set forth in Section 10.1(p) hereof;

         (h) To inform Lender no later than thirty (30) days before Borrower changes its principal place of business or chief executive office or promptly upon its knowledge of the occurrence of any Event of Default, and to use its best efforts to inform Lender, promptly upon Borrower's obtaining actual knowledge thereof, of any event which, in its reasonable opinion, might materially adversely affect its ability fully to perform its obligations under this Agreement or any other Loan Document to which it is a party;

         (i) To provide Lender with the following information regarding each of the Engines and Borrower, as applicable: (i) within thirty (30) days following the last day of each fiscal quarter of Borrower, and (ii) at any time and from time to time after the occurrence of an Event of Default:

                  (i) a listing of the current location of the Engine, including information identifying the aircraft on which such Equipment is installed, if installed, and such other information as is reasonably requested by Lender regarding the location of such Engine;

                  (ii) the total number of hours and cycles with respect to each of the Engines;

                  (iii) the number of engine cycles remaining with respect to each Engine prior to the next scheduled removal for maintenance of such Engine from the aircraft on which such Engine is installed, if any;

                  (iv) whether (A) the FAA, any other agency or authority with jurisdiction over Borrower, any of the Engines or any lessee of any of the Engines, has during the fiscal quarter then ended conducted any inspection of any facility or records of Borrower or taken any action with respect to any facility or procedure of Borrower, and, if so, the nature and results and resolution of such inspection or action (including, without limitation, any fines and settlements in connection therewith), or (B) to the knowledge of Borrower, the FAA, any other agency or authority with jurisdiction over Borrower, any of the Engines or any lessee of any of the Engines, has during the fiscal quarter then ended conducted any inspection of any facility or records of any lessee under any Lease of any Engine, or taken any action with respect to any facility or procedure of any such lessee, and, if so, the nature and results and resolution of such inspection or action (including, without limitation, any fines and settlements in connection therewith).

         (j) To provide Lender once each calendar year, and at any time and from time to time after the occurrence of an Event of Default, the results of a representative sampling audit of the AL Spare Parts and to correct any deviations to Lender's satisfaction, within 60 days of the completion of such audit, between the results of any such sampling audit and the AL Spare Parts pledged to Lender on the Closing Date;

         (k) Not to (i) grant or permit to remain outstanding with respect to any of the Collateral any Lien other than Permitted Liens, nor to (i) incur any indebtedness other than (x) such sums as may be permitted under the Existing Loan Agreement, (y) the Loan, and (z) trade indebtedness (including professional fees) incurred in the ordinary course of business of Borrower;

         (l) Not to enter into any lease or sublease arrangement, contract for hire or other agreement providing for the operation of the Equipment by another (other than the Lease with respect to such Equipment which is in effect on the date the Advance is made with which Borrower has acquired such Equipment), or terminate or acquiesce in the termination of any Lease, without the prior written consent of Lender if Borrower's consent is required for any such action under such Lease;

         (m) Not to pay any dividend, or make any distribution of property or assets to Guarantor, except that Borrower may distribute to Guarantor the aggregate amount of Lease Payment Remainders as such term is defined in the Existing Loan Agreement, and as such payment is contemplated by, and in accordance with the terms and provisions of, the Existing Loan Agreement, subject, however, to Lender's right after the occurrence of an Event of Default to cause the full amount of each monthly rent payments under each Lease (as defined in the Existing Loan Agreement) to be paid directly to Lender;

         (n) Not to issue any capital stock of Borrower to any Person;

         (o) To promptly provide Lender with a written summary of any inspection of any Collateral which is conducted by Borrower;

         (p) Not to conduct any business other than the ownership of the Equipment and ownership of the Engines (as such term is defined in the Existing Loan Agreement), the entry into Leases with respect thereto, the solicitation of purchasers and lessees of such Equipment, the payment and performance of the Obligations, and such matters as may be incident thereto;

         (q) Not to agree to, or acquiesce in, any actual or purported amendment of the

Subordinated Note;

         (r) To maintain the loan to value ratios set forth on Exhibit E, both in the aggregate, with respect to the value of all Equipment in relation to the outstanding Loan balance, which value shall be determined by mutually acceptable third-party appraisers, and with respect to the value of a specific piece of Equipment and the outstanding balance of the Advance applied by Borrower to acquire such Equipment, notwithstanding an event of loss, sale, or release of such Equipment; and

         (s) To maintain on deposit with Lender adequate security deposits under the Leases to pay at least three (3) months of interest expense on the then outstanding balance of the Loan.

         10.2 Undertaking of Borrower with Respect to Lease Defaults. (a) Upon the occurrence of a Lease Default under any Lease, a period (the "Lease Default Period") shall commence, which shall continue until the earlier of:

                  (i) the date on which a "Replacement Lease" (as hereinafter defined) becomes a portion of the Collateral hereunder; or

                  (ii) the date which is six (6) months (or such later period as is applicable upon application of the provisions set forth in Section 10.2(d) (i) below) following the date on which the Lease Default Period commenced.

         (b) As used herein, the term "Replacement Lease" shall mean a lease which conforms to the following criteria:

                  (1) such lease is effective with respect to that portion of the Eligible Equipment which was subject to the Lease as to which such Lease Default has occurred;

                           (A) Such lease shall be with a lessee which is satisfactory to Lender in its sole discretion;

                           (B) Such lease  shall  contain  insurance  provisions
                  which are satisfactory to Lender in its sole discretion;

                           (C) Such  lease  shall  provide  for  monthly  rental
                  payments in advance of not less than the monthly rental payments which were payable under the Lease as to which such Lease Default has occurred;

                           (D) Such lease shall  contain  such other  commercial
                  conditions (including, without limitation, payment of maintenance reserves, restrictions on operation outside the United States of America, requirement that the aircraft to which such Eligible Equipment is attached be registered in the United States of America or another jurisdiction, maintenance requirement, delivery condition and return condition) as are reasonably satisfactory to Lender; or

                  (2) such lease is effective with respect to replacement Eligible Equipment which is reasonably satisfactory to Lender, and such lease conforms to the criteria set forth in Section 10.2(b)(1) above.

Any such Replacement Lease shall constitute a Lease for purposes hereof upon Lender's determination that such lease constitutes a Replacement Lease.

         (c) During any Lease Default Period, principal payments under the Note associated with the Eligible Equipment which is associated with the Lease as to which such Lease Default has occurred shall be suspended ("Suspended Principal Payments"); provided, that the amount of such Suspended Principal Payments shall be payable as follows:

                  (i) if as of the end of the Lease Default Period, a Replacement Lease is in effect with respect to the affected Eligible Equipment, the amount of such Suspended Principal Payments shall be capitalized by adding such amount to the outstanding principal balance of such Note (Borrower hereby agreeing to execute an amended and restated version of such Note to the extent Lender determines necessary or appropriate to effect such capitalization); and

                  (ii) if as of the end of the Lease Default Period, no Replacement Lease is in effect with respect to such Eligible Equipment, the amount of such Suspended Principal Payments shall be due and payable in full as of the last day of such Lease Default Period.

         (d) The foregoing Sections 10.2(a), 10.2(b) and 10.2(c) shall be subject to the following limitations:

                  (i) for each Lease, not more than eighteen (18) months in the aggregate shall be available pursuant to this Section 10.2 during the period commencing with the date the Advance evidenced by the Note associated with such Lease is made and ending on the Maturity Date of such Note;

                  (ii) in any period of twelve consecutive months during which any of the Obligations are outstanding and unpaid, Borrower shall cure no more than two (2) Lease Defaults by the entry into Replacement Leases.

         (e) The occurrence of a Lease Default shall not constitute an Event of Default hereunder; provided, however, that an Event of Default hereunder shall be deemed to have occurred upon the expiration of a Lease Default Period with respect to any Lease without a Replacement Lease becoming effective with respect to such Lease or the Eligible Equipment subject thereto, and either (i) the amount of the associated Suspended Principal Payments is not paid as of the first day following such Lease Default Period or (ii) following such Lease Default Period, any default in payment under the Note associated with the applicable Lease shall occur (it being understood that Borrower or Guarantor may make such payment in their discretion in the event that the lessee under such Lease is not making the same).

         11. FORCE MAJEURE, CHANGE IN LAW, INCREASED COSTS.

         11.1 Loss for Which Lender Not Responsible. Lender shall not be held responsible for any loss or damage, to any of the Mortgaged Property or Borrower, arising out of any commercially reasonable action taken or omitted by Lender, or to which Lender becomes subject, resulting from a legal enactment or any measure of a public authority, or war, strike, boycott, blockade or any other cause beyond its control, except for any such loss or damage which is the direct result of the gross negligence or wilful misconduct of Lender or its agents.

         11.2 Unlawfulness of Transaction. In the event that in the reasonable judgment of Lender, the making or maintaining of the Loan by Lender or the performance by Borrower of any obligation to be performed by Borrower hereunder or under any other Loan Document to which Borrower is party, has become unlawful by reason of any change after the date of this Agreement in any applicable law or governmental regulation or order, or in the interpretation of any of the same, with respect to this Agreement, any other Loan Document to which Borrower is party or the Loan, then Lender shall notify Borrower thereof immediately and to the extent that the Advances have not been made, the obligation pursuant to
Section 2 of Lender to make the Advances available shall terminate, and in the event that the Advances have been made, Borrower shall, within thirty (30) days after receipt of such notice or any later date permitted by applicable law or governmental regulation or order, either (a) repay the Loan and pay interest accrued thereon and all other sums payable hereunder (except for the prepayment fee set forth in Section 8.4 hereof) and under the other Loan Documents, and all actual, reasonable, out+of+pocket expenses incurred by Lender in complying with any such changed law, governmental regulation or order prior to the date on which Borrower repays the Loan, together with interest thereon, or (b) have taken steps satisfactory to Lender to cure or remedy the matters giving rise to such unlawfulness.

         11.3 Increased Expense. Should Lender become subject to levies, imposts, duties, fees, or sales, use, excise, gross receipts, value added, personal property, stamp or
documentary   taxes,  ad  valorem  taxes,   license  fees,   registration  fees,
assessments, fines, penalties or similar charges imposed on the Equipment, or any portion of the Equipment, or to any other taxes of whatsoever kind imposed upon Lender with respect to the Equipment, or any portion of the Equipment, or this Agreement, any other Loan Document, the transactions contemplated by any of the aforesaid documents or any documents executed in connection therewith or contemplated thereby, or the payments to be made pursuant to this Agreement, the Note and any other payments of whatsoever kind required to be paid by Borrower to Lender pursuant to the terms of this Agreement, other than taxes which are payable by Lender and which are measured by the income of Lender or which are in the nature of franchise taxes (collectively, "Taxes"), which will increase
Lender's total cost with respect to the Loan, then, in such event, Borrower shall at the request of Lender pay to Lender an amount which will compensate Lender for such increased costs (after taking into account any tax benefits realized by Lender as a result of the payment or accrual of such Taxes).

         11.4 Prepayment in Respect of Increased Expenses. In the event that Lender exercises its rights pursuant to Section 11.3 hereof, Borrower may prepay the Loan in accordance with the provisions of this Agreement. In such case, Borrower shall repay to Lender the Loan plus interest accrued thereon and all other sums payable hereunder then due and payable and excluding any prepayment fee under Section 8.4 hereof.

         12. PAYMENTS.

         12.1 Direction of Payments. All payments required to be made to Lender hereunder or under the Note or the other Loan Documents shall be made in Dollars by wire transfer in good, immediately available funds to:

                  Bank:                           Citibank, N.A.
                                                           New York, New York
                  For the Account Of:             FINOVA Capital Corporation
                  Account No.:                    4068-0522
                  ABA No.:                                 021000089
                  Reference:                               T-10 Inc.
                  Other Banking Information:               ZQX34830ZQX

or to such other account as Lender may designate by written notice sent pursuant to Section 15 hereof.

         12.2 Non Business Day. All payments falling due on a non+Business Day shall be paid on the next succeeding Business Day.

         12.3 Default Interest. Should Borrower fail to pay any amount under this

Agreement, any Note or any of the other Loan Documents, on the due date for payment thereof (whether by acceleration, prepayment or otherwise), then in addition to any other sum or fees which may become payable hereunder or under the Note or the other Loan Documents, Borrower shall pay interest on such amount from the due date up to and including the date of actual payment at a per annum interest rate (the "Default Rate") equal to (a) in the case of any payment which is due under any Note, the Interest Rate under such Note plus two percentage points (2%), (b) in the case of any payment which is due under any Security Agreement or Lease Assignment, the Interest Rate under the Note which evidences the Advance whereby the Equipment referred to in such Security Agreement or Lease Assignment has been acquired by Borrower, plus two percentage points (2%) and (c) in all other cases, the Interest Rate in effect on the date the first Advance is made hereunder plus two percentage points (2%).

         12.4 No Offset. All payments by Borrower under this Agreement shall be made without deduction by reason of any defense, setoff or counterclaim of any kind, nature or description whatever (subject to the provisions of Section 12.5 hereof).

         12.5 No Deduction for Taxes. All payments under this Agreement shall be made free and clear of, and without deduction for, any Taxes, now or hereafter imposed by or within any governmental authority or pursuant to any governmental rule or regulation or any administrative subdivision or taxing authority thereof or therein, respectively, unless Borrower is compelled by law to deduct or withhold such Taxes, in which event Borrower shall pay to Lender such additional amounts (such amounts are herein referred to as the "Gross Up Amounts") as shall result in the effective receipt by Lender of the gross amount of all sums due Lender hereunder and under the Note had no such deduction or withholding been made; provided, however, that Borrower shall have no obligation to pay any additional amount with respect to United States withholding taxes imposed as a result of any transfer, assignment or grant of a participation in Lender's rights hereunder to a foreign party and provided, further, that in the event that Borrower shall pay to Lender any Gross Up Amounts, Lender shall prepare and assist Borrower in preparing such applications and other documents as may be reasonably necessary in order for Borrower or Lender to obtain a refund of such Gross Up Amounts, or any part thereof which is available for refund, and to the extent that any Gross Up Amounts are refunded to Lender, Lender shall in turn refund same to Borrower.

         13. EVENTS OF DEFAULT.

         13.1 Events of Default. Upon the occurrence of any of the following, each of which is referred to herein as an "Event of Default":

         (a) Failure of Borrower to pay within forty-five (45) days of the date due and payable, any principal of the Loan, Basic Interest, Additional Interest or any other sum with respect to the Loan, the Notes or Security Agreements or other sums which may become due hereunder or under any Loan Document, whether by reason of stated maturity or due date, notice of prepayment, cancellation, acceleration or otherwise;

         (b) Any failure by Borrower to (i) perform or cause to be performed its obligations as set forth in any of the Loan Documents providing for (x) the preparation or recordation of any document or instrument required by Lender for the maintenance or perfection of any lien on the Mortgaged Property or any of the other Collateral, or (y) maintenance of any part of the Mortgaged Property or any of the other Collateral, within ten (10) Business Days after notice thereof from Lender or (ii) fulfill any other covenant or to perform any other obligation of Borrower under this Agreement or any other Loan Document to which Borrower is party and such failure is not cured within thirty (30) days after such failure shall have first occurred, or (iii) if Borrower shall amend, or purport to amend, or acquiesce in the amendment of, the Subordinated Note;

         (c) If any representation or warranty made by Borrower in this Agreement, or any other Loan Document or any financial statement shall prove to have been untrue, inaccurate or incomplete in any material respect at the time when made or when effective and such party fails to do that which shall be necessary in order that said representation or warranty shall be true, accurate or complete within thirty (30) days after the earlier of actual knowledge thereof or of receipt of notice thereof;

         (d) Any indebtedness of Borrower or Guarantor to:

                  (i) Lender or any affiliate or subsidiary of Lender (other than the Obligations) shall become due and payable prior to the stated maturity thereof resulting from a default thereunder, or if such indebtedness shall not be paid at the maturity thereof or any guaranty or similar obligation of Borrower or Guarantor is not discharged at maturity or when due and called or if Borrower or Guarantor shall otherwise be in breach or default under any agreement pursuant to which such indebtedness was incurred, and Borrower or Guarantor, as applicable, fails to cure such default within (x) thirty (30) days after written notice thereof, or (y) any cure period provided for under the agreement pursuant to which the default occurred, whichever is less, and the aggregate amount of all such indebtedness at the time exceeds one hundred thousand Dollars ($100,000); or

                  (ii)  the  holder  of  the   Subordinated   Note,   under  the
         Subordinated Note;

                  (iii) any Person (other than (x) Lender or any affiliate or subsidiary of Lender or (y) the holder of the Subordinated Note), shall become due and payable prior to the stated maturity thereof resulting from a default thereunder, or if such indebtedness shall not be paid at the maturity thereof or any guaranty or similar obligation of Borrower or Guarantor is not discharged at maturity or when due and called or if Borrower or Guarantor shall otherwise be in breach or default under any agreement pursuant to which such indebtedness was incurred, and Borrower or Guarantor, as applicable, fails to cure such default within (x) thirty (30) days after written notice thereof, or (y) any cure period provided for under the agreement pursuant to which the default occurred, whichever is less, and the aggregate amount of all such indebtedness at the time exceeds the greater of (A) one million Dollars ($1,000,000) or (B) five percent (5%) of the aggregate principal amount of all of Borrower's indebtedness for borrowed money then outstanding;

         (e) Any approval of any governmental or regulatory authority having or asserting jurisdiction over Borrower, Guarantor or any of the Collateral, required or to be issued to Borrower or Guarantor in connection with the business of Borrower or Guarantor, respectively, this Agreement or under any other Loan Document or the transactions contemplated herein or therein, shall be revoked, rescinded, suspended or otherwise limited in effect and same shall not have been reinstated within thirty (30) days after the first effective date of such revocation, rescission, suspension or limitation, or Borrower or Guarantor shall cease or suspend its business operations or a material portion thereof;

         (f) If Borrower or Guarantor files a voluntary petition in bankruptcy, or a voluntary petition or an answer seeking readjustment of its debts, or for any other relief under any bankruptcy, insolvency, or other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing, or Borrower or Guarantor takes any action indicating its consent to, approval of, or acquiescence in or failure to oppose, any such petition or proceeding; or if Borrower or Guarantor applies for, or sustains the appointment (by consent or acquiescence) of, a receiver or trustee for Borrower or Guarantor or for all or a substantial part of its property; or if Borrower or Guarantor makes an assignment for the benefit of its creditors; or if Borrower or Guarantor fails to pay or becomes unable to pay its debts as they mature;

         (g) If there is filed an involuntary petition against Borrower or Guarantor in bankruptcy or seeking readjustment of its debts or for any other relief under any bankruptcy, insolvency, or other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing, or a receiver or trustee is involuntarily appointed for Borrower or Guarantor or for all or a substantial part of the property or assets of Borrower or Guarantor or there is served on Borrower or Guarantor a warrant of attachment, execution or similar process against any substantial part of the property of Borrower or Guarantor and any of such events continues for sixty (60) days undismissed, unbonded or undischarged;

         (h) If this Agreement or any other Loan Document shall at any time after its respective execution and delivery and for any reason cease to be in full force and effect or any certificate, instrument or documents issued and executed pursuant hereto or thereto shall for any reason cease to be effective to constitute a valid and perfected first priority Lien and security interest in and to the Collateral, except for Permitted Liens;

         (i) If any portion of the Equipment shall be sold, transferred, assigned, leased or otherwise disposed of by Borrower without Lender's prior written consent, except (i) for Permitted Liens or (ii) as otherwise permitted herein;

         (j) If material damage, destruction, or loss to any of the Collateral shall occur, and (i) the insurer thereof does not (x) acknowledge that such loss is covered under the applicable insurance policy within a reasonable period (not to exceed one hundred twenty (120) days) which is customary in the commercial aviation industry under the circumstances of the damage, destruction or loss involved, or (y) make payment in respect thereof within seven (7) Business Days thereafter, or (ii) Borrower fails to diligently pursue collection of the proceeds of any insurance policy covering such damage, destruction or loss;

         (k) If any governmental or judicial authority shall condemn, seize or appropriate all or a material part of the Collateral or all or substantially all of the assets of Borrower or Guarantor;

         (l) If there shall occur an Event of Default under, and as defined in, any of the other Loan Documents;

         (m) If there shall occur any lapse of, or failure to maintain, insurance coverage on the Mortgaged Property required to be maintained under any one or more of the Security Agreements;

         (n) If Guarantor shall fail to fulfill any covenant or to perform any obligation of Guarantor under any Loan Document to which Guarantor is party and such failure is not cured within fifteen (15) days after such failure shall have first occurred, or if Guarantor shall at any time cease to own all of the issued and outstanding capital stock of Borrower, or if any of the issued and outstanding capital stock of Borrower is not subject to the Pledge Agreement, or if Guarantor ceases to manage Borrower and its business and operations;

         then, in any such event (other than upon the occurrence of an Event of Default specified in clause (f) or (g) of this Section), Lender may, at the option of Lender, declare the principal of, and accrued interest on, the Loan, the Note and this Agreement and any and all other sums payable by Borrower to Lender under this Agreement, the Note or any other Loan Document including any penalties or other amounts to be, and the Loan, the Note and all such other amounts shall thereupon become, due and payable. Upon the occurrence of an Event of Default specified in clause (f) or (g) of this Section, automatically and without any notice to Borrower, the principal of, and accrued interest on, the Loan, the Note and this Agreement and any and all other sums payable by Borrower to Lender under this Agreement, the Note or any other Loan Document including penalties and all other amounts shall be due and payable. In any such case, such amounts shall be paid without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Note or any other Loan Document to the contrary notwithstanding, and Lender may exercise any and all rights and remedies of a secured party under the Arizona Uniform Commercial Code and under the applicable Loan Document, or under any governing law;

         (o) There shall occur any event which constitutes an "Event of Default" under the Existing Loan Agreement; or

         (p) The occurrence of an Event of Default as described in Section 10.2(e) hereof.

         13.2 When Cure Period Commences. In the event that Lender shall be prevented by operation of the automatic stay under 11 U.S.C. ss.362 from sending any notice permitted or required to commence a period during which Borrower may cure any Event of Default hereunder, then, in the event that the automatic stay is lifted as to Lender, or in the event that Borrower's bankruptcy proceeding is dismissed, the period during which Borrower may cure such Event of Default shall be deemed to have commenced, without further notice, on the first date on which Lender would have been entitled to give such notice pursuant to the terms hereof or of the other Loan Documents, as applicable, but for the operation of the automatic stay.

         13.3 Remedies not Prejudiced. Borrower and Lender hereby agree that, to the extent permitted by law, the rights and remedies of Lender in relation to any misrepresentation or breach of warranty on the part of Borrower shall not be prejudiced by any lack of investigation by or on behalf of Lender into the affairs of Borrower.

         14. FEES AND EXPENSES.

         14.1 Fees and Expenses Through Closing Date. Borrower shall on the Closing Date (or at any time thereafter at the election of Lender) reimburse Lender for all reasonable out+of+pocket expenses of Lender incurred in connection with this Agreement and each other Loan Documents and the transactions contemplated hereby and thereby, including, without limitation, all recordation fees and legal fees and disbursements of Lender's counsel, including special FAA counsel, and in connection with all professional services rendered and disbursements incurred by said counsel with respect to all transactions relevant to the subject matter hereof including, without limitation, the preparation and negotiation of this Agreement and any other Loan Document and the review and negotiation of all other agreements and instruments contemplated by this Agreement and the other Loan Documents, and any other instruments or documents to be reviewed, prepared or to be executed in connection with the transactions contemplated hereby and thereby. Borrower agrees that the obligations of Borrower pursuant to the provisions of this Section 14.1 shall arise irrespective of whether or not Lender makes the Advances, except in the event of Lender's wilful failure to make the Advances after the conditions precedent to the making of the Advances have been fulfilled by Borrower.

         14.2 Fees and Expenses of Enforcement. Borrower shall pay to Lender, on demand, any expenses or other costs (including, without limitation, reasonable attorneys' fees and disbursements, expert witness fees, and all travel, hotel, telephone, postage, copying, appraisal, inspection, and consulting expenses) incurred by Lender in connection with (a) the enforcement and collection against Borrower or any other party (other than Lender) to any of the Loan Documents of any provision thereof or the indebtedness contemplated hereby, or (b) any actual or threatened litigation, investigation or proceeding relating to the Loan Documents, whether or not suit is instituted, relating to any of the Loan Documents or the indebtedness contemplated thereby, (c) any proceeding or enforcement in any state or federal bankruptcy or reorganization proceeding, and
(d) any actual or proposed amendment of the Loan Documents or any of them or modification of the indebtedness contemplated thereby. Notwithstanding the foregoing, Borrower shall be entitled to recover from Lender the reasonable attorneys' fees and costs incurred by Borrower in successfully bringing a claim against Lender or defending a claim brought by Lender, under or in connection with this Agreement or the other Loan Documents.

         14.3  Obligations  Secured.  The  obligations  of  Borrower  under this
Section 14 shall at all times constitute a portion of the Obligations secured by the Collateral.

         15. NOTICES.

         Except as otherwise specifically provided to the contrary herein or in the Security Agreements:

         (a) Every notice or demand under this Agreement shall be in writing and may be given or made by registered mail, return receipt requested or by internationally recognized overnight courier service.

         (b) Every notice or demand shall be sent, in the case of overnight courier or registered mail, to Lender or to Borrower, at the following address, or to such other address as Borrower or Lender may designate for itself by notice to the other conforming to the requirements for notice set forth in this
Section:

         If to Borrower:                    T-10 Inc.

                                               180 Harbor Drive, Suite 200
                                               Sausalito, California 94965
                                               Attention: President

                           and

         If to Lender:                         FINOVA Capital Corporation
                                               1850 North Central Avenue
                                               Phoenix, Arizona 85077
                                               Attention:  Vice President+Law
                                                           Transportation
                                                                 Finance
                                    and
                                               FINOVA Capital Corporation
                                               1850 North Central Avenue
                                               Phoenix, Arizona 85077
                                               Attention:  Vice President+
                                                           Operations Management

         (c) Every notice or demand shall, except so far as otherwise expressly provided by this Agreement, be deemed to have been received in the case of an internationally recognized overnight courier service or registered mail, upon acknowledgment of receipt or as of the date on which receipt of such notice delivered by overnight courier or registered mail is refused or such courier or the U.S. Postal Service advises that such letter is not deliverable at the address set out in paragraph (b) of this Section 15.

         (d) A copy of all notices sent to Lender shall be sent to Herriot, Coti, Sugrue & Simbro, 3200 North Central Avenue, Suite 1910, Phoenix, Arizona 85012, Attention: Mark R. Herriot, Esq., telefax number 602/222+9725.

         16. ENTIRE AGREEMENT; AMENDMENTS.

         This Agreement embodies the entire agreement and understanding between Borrower and Lender relating to the subject matter hereof and supersedes all prior agreements and understandings relating hereto and none of the parties hereto shall be bound by or charged with any oral or written agreements, representations, warranties, statements, promises or understandings not specifically set forth herein or therein. This Agreement may not be changed and no right granted or obligation imposed hereunder may be waived, except pursuant to an instrument in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         17. GOVERNING LAW: JURISDICTION AND VENUE; WAIVER OF JURY TRIAL.

         (A) Governing Law. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN NEGOTIATED AND MADE IN, AND SHALL BE GOVERNED AND INTERPRETED UNDER THE LAWS OF, THE STATE OF ARIZONA APPLICABLE TO AGREEMENTS MADE BY RESIDENTS THEREOF TO BE WHOLLY PERFORMED THEREIN.

         (B) Jurisdiction and Venue. BORROWER AND LENDER HEREBY AGREE THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY BORROWER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED EXCLUSIVELY IN THE SUPERIOR COURT OF ARIZONA, MARICOPA COUNTY, OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA AND ANY ACTION OR PROCEEDING INITIATED BY LENDER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS LOAN
AGREEMENT OR THE OTHER LOAN DOCUMENTS MAY BE LITIGATED IN EITHER SUCH JURISDICTION OR IN ANY OTHER JURISDICTION IN WHICH ANY OF THE PARTIES OR ANY OF THEIR ASSETS MAY BE LOCATED, AT LENDER'S DISCRETION. BORROWER AND LENDER HEREBY EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION AND VENUE IN ANY OF SUCH COURTS, AGREE THAT JURISDICTION AND VENUE IS PROPER IN SUCH COURTS, AND HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREE THAT SUCH SERVICE OF THE SUMMONS AND COMPLAINT OR OTHER PAPERS MAY BE MADE BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWER OR LENDER, AS THE CASE MAY BE, AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT PURSUANT TO SECTION 15 HEREOF. BORROWER HEREBY WAIVES ANY CLAIM THAT PHOENIX, ARIZONA OR THE DISTRICT OF ARIZONA IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD BORROWER OR LENDER, AS THE CASE MAY BE, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPER SO SERVED WITHIN THIRTY (30) DAYS AFTER THE MAILING THEREOF, BORROWER AND LENDER ACKNOWLEDGE THAT AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY THE OTHER AGAINST IT AS DEMANDED OR PLEADED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY LENDER OR BORROWER, AS THE CASE MAY BE, OF ANY JUDGMENT OBTAINED IN ANY OTHER APPROPRIATE JURISDICTION.

         (C) Waiver of Jury. BORROWER AND LENDER EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR ARISING OUT OF, OR IN ANY WAY RELATING TO: (a) THIS AGREEMENT; (b) THE OTHER LOAN DOCUMENTS; (c) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN BORROWER AND LENDER; OR
(d) ANY CONDUCT, ACTS OR OMISSIONS OF BORROWER OR LENDER OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH LENDER OR BORROWER; IN EACH OF THE FOREGOING, WHETHER SOUNDING IN TORT OR CONTRACT OR OTHERWISE.

         18. CONTRACTED FOR RATE OF INTEREST UNDER ARIZONA LAW.

                  (a) For purposes of determining compliance with Arizona law regulating the payment of interest, the "contracted for rate of interest," as such term is defined under the laws of the State of Arizona, of the Loan contemplated hereby, without limitation, shall consist of the following:

                           (i) The Interest Rate,  calculated and applied to the
principal balances of the Notes in accordance with the provisions of this Agreement and the Notes, and the Interest Rate in effect on the date the first Advance is made hereunder, applied in accordance with the terms hereof;

                           (ii) All  interest at the Default  Rate,  as provided
for in Section 12.3 hereof;

                           (iii) All Advance Fees payable  pursuant to the terms
hereof; and

                           (iv) All Additional Sums (as hereinafter defined), if
any.

Borrower agrees to pay an effective contracted for rate of interest which is the sum of the Interest Rate plus any additional rate of interest resulting from the payment of interest at the Default Rate and payment of the Advance Fees and the Additional Sums, if any, as contemplated by the foregoing clauses (i) through
(iv), respectively.

                  (b) For purposes of determining compliance with Arizona law regulating the payment of interest, all fees, charges, goods, things in action or any other sums or things of value (other than interest resulting from the payment by Borrower of the amounts referred to in clauses (i) through (iv) of
Section 18(a) above) paid or payable by Borrower (collectively, the "Additional Sums"), whether pursuant to this Agreement, the other Loan Documents or any other document or instrument in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that, under the applicable law may be deemed to be interest with respect to this lending transaction, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Borrower as, and shall be deemed to be, additional interest, and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the Additional Sums.

                  (c) If any interest or other charges in connection with this lending transaction are ever determined to exceed the maximum amount permitted by law, then Borrower agrees that (i) the amount of interest or charges payable pursuant to this lending transaction shall be reduced to the maximum amount permitted by law and (ii) any excess amount previously collected from Borrower in connection with this lending transaction that exceeded the maximum amount permitted by law, shall be credited to the principal balance of the Loan then outstanding. If the outstanding principal balance hereunder has been paid in full, the excess amount paid shall be refunded to Borrower.

         19. NO BROKER.

         Borrower and Lender each hereby represent and warrant to the other that no broker brought about the transactions contemplated hereby and each party hereby agrees to indemnify and hold the other party harmless from, any and all liabilities and costs (including without limitation, costs of counsel) to any person or entity claiming brokerage commissions or finder's fees on account of this Agreement.

         20. SURVIVAL.

         Each of the representations, warranties and covenants of Borrower contained herein shall survive the closing of the Loan.

         21. INDEMNIFICATION.

         In addition to Borrower's obligations and Lender's remedies provided elsewhere in this Agreement: (a) Borrower hereby indemnifies Lender and agrees to hold Lender harmless for, from and against any and all liabilities, damages, losses, claims, reasonable costs or expenses whatsoever, and to reimburse Lender for any reasonable legal or other fees or expenses (including but not limited to the fees and expenses of expert witnesses, consultants and appraisers) incurred by it in connection with any claim or defending or prosecuting any action or proceeding relating to this Agreement (including, but not limited to, the disbursement of the Advances), the Note and any Loan Document to which Borrower is a party; and (b) Borrower hereby indemnifies Lender and agrees to hold Lender harmless for, from and against any and all liabilities, damages, losses, claims, costs or expenses whatsoever and to reimburse Lender for any legal or other fees or expenses incurred by it in connection with or arising out of or resulting from any breach of warranty or material misrepresentation by Borrower, or the non+performance of any covenant or obligation to be performed on the part of Borrower, under this Agreement, the Note or any Loan Document, or arising out of or resulting from any misrepresentation or omission from any certificate, instrument or paper delivered or to be delivered by Borrower to Lender pursuant to this Agreement or any Loan Document or in connection with the transactions contemplated herein or therein.

         22. ASSIGNMENT, SUCCESSORS AND ASSIGNS.

         Lender may assign or obtain participations with other Lenders in regard to its rights hereunder and under the Note and any other Loan Document and in respect of the Loan, provided that no such assignment or participation shall impose any greater obligation on Borrower than set forth herein or therein and provided, further, that Lender shall not effect an assignment of all of its rights under this Agreement to an entity (other than an affiliate or subsidiary of Lender) which is in the business of acquiring jet aircraft engines (for commercial aircraft) and re-selling or leasing same. Borrower shall not assign any rights under this Agreement nor shall any of Borrower's duties hereunder or under the Note or Security Agreements be assigned or delegable without the prior written consent of Lender. Nothing contained in this Agreement, express or implied, is intended to confer upon any person or entity, other than the parties hereto and their permitted successors in interest and permitted assigns, any rights or remedies under or by reason of this Agreement unless expressly herein stated to the contrary. All covenants, representations, warranties and agreements of the parties contained herein shall, subject to the provisions of the preceding sentence, be binding upon and inure to the benefit of their respective successors and permitted assigns.

         23. CAPTIONS AND SECTION HEADINGS; CONSTRUCTION.

         Captions and paragraph headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it. This Agreement and all documents executed in connection herewith shall be construed without regard to the identity of the party which prepared the same, and no presumption shall arise as a result thereof.

         24. SEVERABILITY.

         In the event that any one or more of the provisions of this Agreement, any Loan Document, or the Note shall be invalid, illegal or unenforceable in any respect or in any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein and therein or of the same provisions in any other jurisdiction shall not in any way be affected or impaired thereby.

         25. TIME OF THE ESSENCE.

         Time is of the essence with respect to all of the payment and performance obligations of Borrower hereunder.

         26. COUNTERPARTS.

         This Agreement may be executed in one or more counterparts, each of which shall constitute an original and, when taken together, all of which shall constitute one and the same Agreement.

         27. FURTHER ASSURANCES.

         Borrower agrees to execute such agreements, instruments and documents, and take such actions, without cost to Lender, as Lender may reasonably determine are necessary or appropriate in order to effect the transactions contemplated by this Agreement and the other Loan Documents, or to preserve, protect and perfect the Lien of Lender in the Collateral.

         28. PAYMENTS BY LENDER ON BEHALF OF BORROWER.

         In the event that at any time Borrower shall fail to do or perform any act, or pay any amount, or take any action (including, without limitation, failure to maintain insurance coverage on the Mortgaged Property in accordance with the requirements of the Security Agreements), when such performance, payment or action is required under this Agreement or the other Loan Documents (and, if applicable, following lapse of any grace or compliance period in which such payment, performance or action may be taken or made by Borrower under the applicable Loan Document), then Lender may, but shall not be obligated to, make such payment or cause such performance or action to be taken, and all expenses incurred by Lender in connection therewith, together with the amount of any such payment, shall (i) be immediately due and payable by Borrower to Lender, (ii) constitute a portion of the Obligations hereunder, (iii) at all times be secured by the Collateral, and (iv) bear interest at the Default Rate from the date paid or incurred by Lender, as applicable, through the date paid to Lender.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

                             LENDER:
                             FINOVA CAPITAL CORPORATION, a Delaware
                             corporation


                             By:
                                ---------------------------------------------
                             Name:
                                   ------------------------------------------
                             Title:
                                    -----------------------------------------

                             BORROWER:
                             T-10 INC., a California corporation


                             By:
                                ---------------------------------------------
                             Name:      Charles F. Willis
                                  -------------------------------------------
                             Title:          President
                                   ------------------------------------------

                             Taxpayer Identification No.:   68-0370687
                                                         --------------------

                                                                         LNAG

                                    EXHIBIT A

                                       to

                             SECURED LOAN AGREEMENT

--------------------------------------------------------------------------------

                         BWIA LEASE EXTENSION DOCUMENTS

--------------------------------------------------------------------------------



         1.       Acknowledgment and Agreement of Borrower;

         2        Supplemental Agreement (BWIA Lease Assignment); and

         3        Acknowledgment   and   Agreement  of  Willis   Lease   Finance
                  Corporation, formerly known as The Charles F. Willis Company (with respect to the Guaranties and Pledge Agreement)

                                    EXHIBIT B

                                       to

                             SECURED LOAN AGREEMENT

--------------------------------------------------------------------------------

                             CROSS-DEFAULT DOCUMENTS

--------------------------------------------------------------------------------



         1.       Second Amendment to Secured Loan Agreement; and

         2.       Acknowledgment   and  Agreement  (from  Willis  Lease  Finance
                  Corporation)

                                    EXHIBIT C

                                       to

                             SECURED LOAN AGREEMENT

--------------------------------------------------------------------------------

                             FORM OF PROMISSORY NOTE

--------------------------------------------------------------------------------



                        P R O M I S S O R Y    N O T E


U.S.$__________                                                _____________1997
                                                                Phoenix, Arizona

                  FOR VALUE RECEIVED,  the  undersigned  T-10 INC., a California corporation ("Maker"), hereby promises to pay to the order of FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), the principal sum of ______________________________________________ no one hundredths Dollars
($________________), or so much thereof as may from time to time be advanced by Lender to Maker (and as such principal amount may be adjusted pursuant to Section 3 hereof), together with interest thereon and such other amounts as may be payable by Maker to Lender pursuant to the terms and conditions of this Note, as follows:

                  1.  Loan  Agreement.   This  Note  is  executed  by  Maker  in
accordance with the terms of that certain Secured Loan Agreement dated as February _____, 1997 between Maker and Lender (collectively, the "Loan Agreement"). This Note is the "__________ Note," as defined in the Loan Agreement, and evidences the "_________________ Advance" as defined in the Loan Agreement. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement. The Advance evidenced by this Note is to be applied by Maker in order to acquire a certain _________________________ (_______________), which is, as of the date hereof, on
lease  to   ________________________________   ("_______"),   pursuant   to  the
_________________  Lease Agreement  dated  ____________________,  1997,  between
__________________, as lessee, and __________________________,  a _____________, as lessor, and that certain, and as thereafter assigned by ____________________ pursuant to that certain _________________________________, dated as of even date herewith between_________ and Maker, pursuant to which _____________ assigns to Maker and

Maker assumes, all of the right, title and obligations of ________________ under such ________________________Lease Agreement.

                  2. Interest. (a) Principal of this Note shall bear Basic Interest, from the date of disbursement until paid. Basic Interest shall: (i) accrue from the date of each Advance, on the principal amount of the Loan from time to time outstanding, at a per annum rate equal to the "Interest Rate," as set forth in Section 2(b) below (except to the extent Basic Interest is payable at the Default Rate in accordance with the terms of the Loan Agreement), (ii) be paid by Borrower, in arrears, on each Repayment Date and whenever else a payment of principal is due and payable hereunder; and (iii) be calculated on the basis of a year of 360 days for the actual days elapsed.

                  (b)  The   Interest   Rate   hereunder   shall   be  equal  to
_______________ one-hundredths percent (________%) per annum.

                  3. Payments of Principal and Interest; Maturity Date. (a) Subject to the provisions of (i) Section 6 hereof regarding prepayment of principal of this Note, (ii) Section 9 hereof regarding the rights and remedies of Lender upon the occurrence of an Event of Default, and (iii) Section 10.2 of the Loan Agreement, which provides for payment of interest only hereon following the occurrence of a "Lease Default" (as defined in the Loan Agreement) under certain circumstances, principal of, and interest on, this Note shall be paid in sixty (60) consecutive monthly installments ("Installments"), payable on the last Banking Day (as defined in the Loan Agreement) of each month, commencing with the _______________ (_______st) day of _____________ 1997. Each Installment
hereunder shall be in the amount of __________________________ and one-hundredths Dollars ($_____________); provided, however, that notwithstanding anything to the contrary set forth herein, the sixtieth (60th) Installment shall be due and payable on the Maturity Date in the amount of all principal of this Note, all accrued and unpaid interest hereunder, and all other amounts outstanding and unpaid, pursuant to this Note, the Loan Agreement or the other Loan Documents as of the Maturity Date.

                  (b) The principal amount hereof is subject to increase under certain circumstances pursuant to Section 10.2(c) of the Loan Agreement.

                  4. Final Maturity. Notwithstanding any other provision of this Note, the Loan Agreement or any other of the Loan Documents, the entire principal balance of this Note, together with all accrued interest and all other amounts due Lender under this Note, the Loan Agreement or any of the other Loan Documents, shall be due and payable in full on ________________________ (the "Maturity Date").

                  5. Application of Payments. Any payment in respect of the Loan shall be applied as follows:

                  (a) first, to payment of (i) the prepayment fee, if any, payable pursuant to Section 6 below, and (ii) any other amount (other than principal hereof and interest at the Interest Rate and the Default
         Rate) which is payable by Maker to Lender in accordance with the terms of this Note, the Loan Agreement, or the other Loan Documents;

                  (b) the remainder, if any, to payment of outstanding and unpaid interest at the Interest Rate and the Default Rate, as applicable; and

                  (c) the remainder, if any, to payment of principal hereof.

All prepayments of principal hereof shall be applied in inverse order of the scheduled maturity of such principal.

                  6.  Prepayments.   This  Note  shall  be  prepayable  only  in
accordance with the provisions of the Loan Agreement, including, without limitation, Section 8.4 thereof regarding payment of a premium in the event of prepayments under certain circumstances.

                  7. Contracted For Rate of Interest under Arizona Law. (a) For purposes of determining compliance with Arizona law regulating the payment of interest, the "contracted for rate of interest," as such term is defined under the laws of the State of Arizona, of the Loan contemplated hereby, without limitation, shall consist of the following:

                           (i) The Interest Rate,  calculated and applied to the
principal balance of the Loan in accordance with the provisions of this Note;

                           (ii) All  interest at the Default  Rate,  as provided
for in Section 12.3 of the Loan Agreement;

                           (iii) The Loan Fee,  which is payable by  Borrower to
Lender in accordance with the terms of the Loan Agreement; and

                           (iv) All Additional Sums (as hereinafter defined), if
any.

Maker agrees to pay an effective contracted for rate of interest which is the sum of the Interest Rate plus any additional rate of interest resulting from the payment of interest at the Default Rate and payment of the Loan Fee and the Additional Sums, if any, as contemplated by the foregoing clauses (i) through (iv), respectively.

                  (b) For purposes of determining compliance with Arizona law regulating the payment of interest, all fees, charges, goods, things in action or any other sums or things of value (other than interest resulting from the payment by Maker of the amounts referred to in clauses (i) through (iv) of
Section 7(a) above) paid or payable by Maker (collectively, the "Additional Sums"), whether pursuant to this Note, the other Loan Documents or any other document or instrument in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that, under the applicable law may be deemed to be interest with respect to this lending transaction, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Maker as, and shall be deemed to be, additional interest, and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the Additional Sums.

                  (c) If any interest or other charges in connection with this lending transaction are ever determined in a final judgment by a court of competent jurisdiction to exceed the maximum amount permitted by law, then Maker agrees that (i) the amount of interest or charges payable pursuant to this lending transaction shall be reduced to the maximum amount permitted by law and
(ii) any excess amount previously collected from Maker in connection with this lending transaction that exceeded the maximum amount permitted by law, will be credited against the principal balance of the Loan then outstanding. If the outstanding principal balance hereunder has been paid in full, the excess amount paid will be refunded to Maker.

                  8. Form of Payments. All payments required to be made to Lender hereunder or under the Note shall be made in Dollars by wire transfer in good, immediately available funds to such account of Lender as is designated in the Loan Agreement, or to such other account as Lender may designate by written notice sent pursuant to the provisions hereof regarding notices.

                  9. Event of Default; Acceleration. Upon the occurrence of an Event of Default, the principal of this Note, together with accrued and unpaid interest thereon and all other amounts outstanding under this Note, the Loan Agreement and the other Loan Documents shall, at the option of Lender, be immediately due and payable.

                  10. Time of Essence. Time is of the essence of this Note and each provision hereof.

                  11. Waiver by Lender. No delay on the part of Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege hereunder shall preclude other or further exercise thereof, or be deemed to establish a custom or course of dealing or performance between the parties hereto, or preclude the exercise of any other right, power or privilege.

                  12. Costs of Enforcement. Maker agrees to pay to Lender on demand all reasonable expenses incurred by Lender in connection with the enforcement of the provisions of this Note or any of the other Loan Documents or the transactions contemplated hereby, including, without limitation:

                  (a) All expenses, disbursements and attorneys' fees (including, without limitation, charges for required lien searches, reproduction of documents, long distance telephone calls and overnight express carriers) of special counsel and other counsel retained by Lender in connection with any amendments, modifications or waivers hereto or thereto (whether or not the same become effective); and

                  (b) Any expenses or other costs, including attorneys' fees and expert witness fees, incurred by Lender in connection with the enforcement or collection against Maker of any obligation hereunder or against Maker or any other obligor hereunder of any provision of any of the Loan Documents, and in connection with or arising out of any litigation, investigation or proceeding instituted by any governmental body or any other person or entity with respect to any of the Loan Documents, whether or not suit is instituted, including, but not limited to, such costs or expenses arising from the enforcement or collection against any obligor hereunder of any provision of any of the Loan Documents in any state or federal bankruptcy or reorganization proceeding.

Notwithstanding the foregoing, Maker shall be entitled to recover from Lender the reasonable attorneys' fees and costs incurred by Maker in successfully bringing a claim against Lender or defending a claim brought by Lender, under or in connection with this Note, the Loan Agreement or the other Loan Documents.

                  13. Waivers of Maker. Maker (for itself and its successors and assigns), and any endorsers and guarantors hereof, by virtue of such endorsement or guaranty, respectively, hereby waives presentment for payment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time before, at, or after maturity of the obligations evidenced hereby, without in any way affecting the liability of Maker hereunder, or the validity of any mortgage, pledge, lien or security interest given to secure payment hereof.

                  14. Governing Law. THIS NOTE SHALL BE DEEMED TO HAVE BEEN NEGOTIATED AND MADE IN, AND SHALL BE GOVERNED AND INTERPRETED UNDER THE LAWS OF, THE STATE OF ARIZONA APPLICABLE TO AGREEMENTS MADE BY RESIDENTS THEREOF TO BE WHOLLY PERFORMED THEREIN.

                  15. Jurisdiction and Venue. MAKER HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY MAKER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS NOTE OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED EXCLUSIVELY IN THE SUPERIOR COURT OF ARIZONA, MARICOPA COUNTY, OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA AND ANY ACTION OR PROCEEDING INITIATED BY LENDER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS NOTE OR THE OTHER LOAN DOCUMENTS MAY BE LITIGATED IN EITHER SUCH JURISDICTION OR IN ANY OTHER JURISDICTION IN WHICH ANY OF THE PARTIES OR ANY OF THEIR ASSETS MAY BE LOCATED, AT LENDER'S DISCRETION. MAKER HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION AND VENUE IN ANY OF SUCH COURTS, AGREES THAT JURISDICTION AND VENUE IS PROPER IN SUCH COURTS, AND HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SUCH SERVICE OF THE SUMMONS AND COMPLAINT OR OTHER PAPERS MAY BE MADE BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO MAKER AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT PURSUANT TO THE LOAN AGREEMENT. MAKER HEREBY WAIVES ANY CLAIM THAT PHOENIX, ARIZONA OR THE DISTRICT OF ARIZONA IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD MAKER, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPER SO SERVED WITHIN THIRTY (30) DAYS AFTER THE MAILING THEREOF, MAKER ACKNOWLEDGES THAT AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY LENDER AGAINST MAKER AS DEMANDED OR PLEADED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY LENDER OF ANY JUDGMENT OBTAINED IN ANY OTHER APPROPRIATE JURISDICTION.

                  16. Waiver of Jury. MAKER HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR ARISING OUT OF, OR IN ANY WAY RELATING TO: (a) THIS NOTE; (b) THE

OTHER LOAN DOCUMENTS; (c) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN MAKER AND LENDER; OR (d) ANY CONDUCT, ACTS OR OMISSIONS OF MAKER OR LENDER OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH LENDER OR MAKER; IN EACH OF THE FOREGOING, WHETHER SOUNDING IN TORT OR CONTRACT OR OTHERWISE.

                  17. Successors and Assigns. This Note shall be binding upon the successors and assigns of Maker and shall inure to the benefit of the successors, assigns and participants of Lender.



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, Maker has executed this Promissory Note as of the date first above written.

                              T-10 INC., a California corporation


                              By:_____________________________________________

                              Its:____________________________________________


                                                                       _______PN

                                    EXHIBIT D

                                       to

                             SECURED LOAN AGREEMENT

--------------------------------------------------------------------------------

                              CONDITIONS PRECEDENT

--------------------------------------------------------------------------------


         I. Conditions Precedent to Any Advance. Lender's obligation to make any Advance is conditional upon the following, all of which shall take place, occur, or be delivered to Lender, as applicable, not later than the date the first Advance is made:

                  (b) Borrower shall have executed and delivered to Lender this Agreement;

                  (c) Guarantor shall have (i) executed and delivered to Lender the Affirmation of Pledge Agreement and (ii) confirmed that Lender is in possession of all certificates evidencing all of the issued and outstanding capital stock of Borrower, together with a stock power, endorsed in blank by Guarantor, with respect to each such certificate;

                  (d) Borrower shall have performed all of its agreements and, subject to the making of the Advances, paid all sums, to be performed or paid hereunder (including sums payable under Section 14.1) on or prior to the Closing Date and the representations and warranties of Borrower contained herein and in each Loan Document to which Borrower is a party shall be true and correct as of the Closing Date as if made on and as of the Closing Date and Borrower shall have so certified to Lender;

                  (e) No Event of Default or Default under this Agreement or any other Loan Document shall have occurred and be continuing;

                  (f) Borrower shall have caused to be delivered to Lender, and Lender shall have reviewed and found satisfactory (i) a copy of the Articles of Incorporation of Borrower, certified by the secretary of state of the state of incorporation of Borrower and (ii) a copy of the by+laws of Borrower, certified as being true, complete and accurate by a duly authorized corporate officer of

         Borrower;

                  (g) Borrower shall have caused to be delivered to Lender, and Lender shall have reviewed and found satisfactory, copies of resolutions adopted by the Board of Directors of Borrower, certified by the corporate secretary or an executive officer of Borrower as being true, accurate and complete, authorizing the entry into and performance by Borrower of its obligations under this Agreement, each other Loan Document to which Borrower is a party, and all transactions contemplated herein and therein;

                  (h) Borrower shall have caused to be delivered to Lender, and Lender shall have reviewed and found satisfactory, a certificate of the corporate secretary or an executive officer of Borrower as being true, accurate and complete, evidencing the signing authority of the officers of Borrower who sign this Agreement, each Loan Document to which Borrower is a party, and all documents and instruments executed by Borrower in connection herewith or therewith;

                  (i) all reasonable sums due and owing to Lender's counsel on account of legal services rendered and disbursements incurred in connection with this transaction shall have been paid in accordance with invoices to be provided by Lender's counsel;

                  (j) Lender shall have conducted, and found satisfactory the results of, a reference check and UCC-1 Financing Statement, tax lien and litigation searches with respect to Guarantor and Borrower;

                  (k) Lender shall have reviewed and found satisfactory the terms of the Subordinated Note, and Lender and ILFC shall have entered into an intercreditor agreement in form and substance satisfactory to Lender with respect thereto;

                  (l) Borrower shall have caused to be delivered to Lender the Cross-Default Documents duly authorized and validly executed and delivered to Lender in form and substance satisfactory to Lender;

                  (m) Borrower shall have caused to be delivered to Lender the BWIA Lease Extension Documents duly authorized and validly executed and delivered to Lender in form and substance satisfactory to Lender; and

                  (n) Borrower shall have caused to be delivered to Lender the ILFC Lease Payment Guaranty.

         II. Conditions Precedent to Each Advance. Lender's obligation to make a particular Advance is conditional upon the following, all of which shall take place, occur, or be delivered to Lender, as applicable, no later than the date such Advance is made:

                  (b) Borrower shall have caused to be delivered to Lender a certificate as to Borrower, certified by an authorized officer of Borrower, certifying that no Event of Default or, to the knowledge of such officer, no Default has occurred and is continuing;

                  (c)  Borrower  shall have caused to be  delivered  to Lender a favorable opinion, dated as of the Closing Date, in form and substance, and with assumptions, limitations and qualifications, and reliance upon other opinions, and issued by such counsel, as are satisfactory to Lender, opining, among other things, that under California law (assuming for this purpose that Arizona law (which is by the terms of the Loan Documents to govern the interpretation and enforcement thereof) is substantively identical to California law): (A) the Loan Documents executed by Borrower and delivered to Lender on the Closing Date are legal, valid and binding obligations of Borrower, including
         (x) that the provisions of the Loan Documents which are executed and delivered by Borrower as of the Closing Date with respect to choice of law to govern the interpretation and enforcement of such Loan Documents and consent to jurisdiction and choice of forum in connection with such interpretation and enforcement are legal, valid and binding and (y) that the Loan Documents executed and delivered by Borrower as of the Closing Date do not violate any law relating to the charging, contracting for, or payment or collection of interest or the like; (B) Borrower is duly organized and validly existing in its jurisdiction of incorporation; (C) Borrower has the requisite power and authority to conduct its businesses, own its properties, and carry out the terms of the Loan Documents to which it is a party; (D) except to the extent disclosed in such opinion, such counsel has no knowledge of any litigation affecting Borrower; (E) the execution, delivery and performance by Borrower of the Loan Documents to which it is a party will not violate the Articles of Incorporation or by+laws of Borrower or any law, rule, judgment, order, decree, agreement or instrument to which Borrower is a party or by which Borrower is bound; (F) no consent to the execution, delivery or performance by Borrower of the Loan Documents to which it is a party is required of any governmental authority (or if required, has been obtained); (G) the Pledge Agreement is the legal, valid and binding obligation of Guarantor, including that the provisions of the Pledge Agreement with respect to choice of law to govern the interpretation and enforcement thereof and consent to jurisdiction and choice of forum in connection with such interpretation and enforcement are legal, valid and binding; (H) Guarantor is duly organized and validly existing in its jurisdiction of incorporation;
         (I)  Guarantor  has the  requisite  power and  authority to conduct its businesses, own its properties, and carry out the terms of the Pledge Agreement and the Deficiency Guaranties and Full Recourse Guaranties (referred to herein as the "Guaranties"); (J) except to the extent disclosed in such opinion, such counsel has no knowledge of any litigation affecting Guarantor; (K) the execution, delivery and performance by Guarantor of the Pledge Agreement and Guaranties will not violate the Articles of Incorporation or by+laws of Guarantor or any law, rule, judgment, order, decree, agreement or instrument to which Guarantor is a party or by which Guarantor is bound; (L) no consent to the execution, delivery or performance by Guarantor of the Pledge Agreement or Guaranties is required of any governmental authority (or if required, has been obtained); (M) the issued and outstanding capital stock of Borrower consists of 500 shares, all of which are held of record by Guarantor; (N) the Guaranties associated with such Advance, are the legal, valid and binding obligations of Guarantor, including that the provisions of such Guaranty with respect to choice of law to govern the interpretation and enforcement thereof and consent to jurisdiction and choice of forum in connection with such interpretation and enforcement are legal, valid and binding; and (O) Lender will have, upon filing of the applicable UCC financing statements or the equivalent and the taking of the actions required pursuant to the Security Agreement executed by Borrower in connection with each Advance, a perfected, first priority security interest in and to the Mortgaged Property referred to therein, provided, that to the extent special FAA counsel or the equivalent provides an opinion as to such matters, the opinion of counsel to Borrower need not address such matters;

                  (d) No event shall have occurred which has a material adverse effect on the business, operations or prospects of Guarantor since September 30, 1996 (the date that the most recent financial statements of Guarantor were delivered to Lender);

                  (e) all reasonable sums due and owing to Lender's counsel on account of legal services rendered and disbursements incurred in connection with this transaction shall have been paid in accordance with invoices to be provided by Lender's counsel;

                  (f) Borrower shall have executed and delivered to Lender the Note evidencing each Advance, together with a Security Agreement with respect to the Equipment to be acquired with the proceeds of such Advance, and Lender shall be satisfied that such Security Agreement is sufficient to convey to Lender a valid Lien on the items and types of property referred to therein, which Lien is effective under the laws of the United States of America or, if effective under the laws of another jurisdiction, provides for effective rights and remedies in favor of Lender which are comparable to those which would inure to Lender's benefit under the laws of the United States of America;

                  (g) Lender shall have reviewed, and found to be satisfactory, the terms and conditions of the Lease relating to the Equipment as to which such Advance is made;

                  (h) Borrower and the lessee under the Lease to which the Equipment to be acquired with the proceeds of such Advance is subject, shall have executed and delivered to Lender a Lease Assignment with respect to such Lease, and (i) Lender shall be satisfied that such Lease Assignment is sufficient to convey to Lender a valid Lien on the items and types of property referred to therein, which Lien is effective  under  the laws of the  United  States  of  America  or,  if effective under the laws of another jurisdiction, provides for effective rights and remedies in favor of Lender which are comparable to those which would inure to Lender's benefit under the laws of the United States of America, or which is otherwise satisfactory to Lender, and (ii) such Lease Assignment shall provide for direct payment by such lessee to Lender of (x) all security deposits, maintenance reserves and similar amounts, which shall be held by Lender in the Retention Account in accordance with the terms hereof and subject to the terms of such Lease and this Agreement and (y) all monthly rental amounts under such Lease (which must be sufficient to pay interest at the Interest Rate under the Note which will be issued to evidence the proposed Advance and amortize at thirty-eight percent (38%) of the principal of such Note through the "Maturity Date" as such term is defined in such Note) shall be retained by Lender for application to the Obligations, and
         (iii) the lessees under each of the Leases shall have acknowledged the physical existence and lessee's possession of the Equipment that is the subject of such Lease.

                  (i) Guarantor shall have executed and delivered to Lender a Full Recourse Guaranty with respect to the AM Engine Advance and the AL Spare Parts Advance, and a Deficiency Guaranty with respect to the AL Engine Advance and the KLM APU Advance;

                  (j) the Equipment to be acquired with the proceeds of such Advance shall be Eligible Equipment as of the date of such Advance, and Lender shall have confirmed same to Lender's satisfaction;

                  (k) Borrower shall have paid to Lender the Advance Fee with respect to such Advance;

                  (l) Borrower shall have provided Lender with third-party appraisals of the Equipment to be acquired with the proceeds of such Advance, which shall be satisfactory to Lender in form and substance and the values of such shall not be materially less than those determined internally by Lender;

                  (m) A physical inspection, of the Equipment to be acquired with the proceeds of such Advance, shall have been conducted by Lender or an agent, employee or designee of Lender (specifically, with respect to the AL Spare Parts, a representative sample will be inventoried), and Lender, its agent, employee or designee shall have prepared a satisfactory appraisal report with respect to such Equipment, which appraisal report shall confirm, without limitation, that the loan-to-value requirements of Section 2.1(b) and Exhibit E hereof would be satisfied with the making of the proposed Advance; provided, that Lender shall not require such Equipment to be removed from the aircraft on which it is installed in order to conduct such physical inspection unless Lender shall determine that such removal is necessary and Borrower shall agree in advance to such removal;

                  (n) Lender shall have prepared (with the assistance of Borrower, to the extent requested by Lender), and found satisfactory, an analysis of (i) the Equipment to be acquired with the proceeds of such Advance, including market data and specifications with respect to the Equipment to be acquired with the proceeds of such Advance , (ii) the operations, creditworthiness and financial performance of the lessee under the Lease which affects the Equipment to be acquired with the proceeds of such Advance, and (iii) the intended use by such lessee of such Equipment;

                  (o) No material adverse change shall have occurred in the finances, operations or business of (i) Borrower since the date of the most recent financial statements of Borrower which were delivered to Lender prior to the date of the proposed Advance and (ii) Guarantor since the date of the most recent financial statements of Guarantor which were delivered to Lender prior to the date of the proposed Advance;

                  (p) Borrower shall have performed all of its agreements and, subject to the making of such Advance, paid all sums, to be performed or paid hereunder (including sums payable under Section 14.2) on or prior to the date of such proposed Advance, and the representations and warranties of Borrower contained herein and in each Loan Document to which Borrower is a party shall be true and correct as of such date, as if made on and as of such date, and Borrower shall have so certified to Lender;

                  (q) Borrower shall have duly executed and delivered to Lender and

         Lender shall have approved and accepted (i) all UCC+1 financing statements and assignments or other similar documents reasonably deemed necessary by Lender to perfect, maintain and preserve the Liens in and to, and the security interest in, that portion of the Collateral in which Lender will acquire a Lien upon the making of an Advance, and
         (ii) such documents as Lender may require in connection with the termination of any and all liens, claims or encumbrances affecting any of the Mortgaged Property including, without limitation, all releases, consents, and/or terminations required by Lender in respect of the ILFC Bridge Loan Documents or the Subordinated Note;

                  (r) The Security Agreement with respect to the Equipment to be acquired with the proceeds of such Advance, and all such financing statements, assignments, releases or other similar documents shall be suitable for filing in all public offices reasonably deemed necessary by Lender to perfect the security interests granted to Lender under the Security Agreement;

                  (s) No Event of Default or Default under this Agreement or any other Loan Document or existing Loan Documents shall have occurred and be continuing;

                  (t) All documents, instruments and certificates relating to the making of the Advances and all proceedings in connection with the transactions contemplated by this Agreement or any other Loan Document shall be satisfactory in form and substance to Lender, and Lender shall have received copies of all such instruments, certificates, and other evidence as Lender may reasonably request with respect to such transactions in form and substance satisfactory to Lender and its counsel;

                  (u) Lender shall be satisfied that following the making of such Advance, the Equipment to be acquired with the proceeds thereof shall be free of all Liens other than Permitted Liens, and Borrower shall be the holder of good and marketable title thereto, and the Lien of Lender on such Equipment shall be a first priority perfected purchase money Lien;

                  (v) All documents, instruments and certificates relating to the making of such Advance shall be satisfactory in form and substance to Lender, and Lender shall have received copies of all such instruments, certificates, and other evidence as Lender may reasonably request with respect to such transactions in form satisfactory to Lender and its counsel, including, without limitation, at least three
         (3) Business Days prior to the date an Advance is to be made, one or more Certificates of Insurance, satisfactory in all respects to Lender, evidencing that insurance conforming to all of the requirements of the Security Agreement with respect to the

         Equipment to be acquired with the proceeds of such Advance, is in force with respect to the Mortgaged Property thereunder and a written opinion of each insurance broker issuing such Insurance Certificate confirming that the insurance coverage described in such Insurance Certificate complies with the requirements of such Security Agreement;

                  (w) Borrower shall have caused to be delivered to Lender a favorable opinion, dated the Closing Date, in form and substance satisfactory to Lender, of (i) FAA counsel, if the Lien of Lender will be perfected by filing with the FAA, and (ii) the equivalent counsel, to the extent applicable, under the laws of another applicable jurisdiction, in which the Security Agreement will become of record, which shall include, without limitation, the opinion of such counsel that (A) Borrower has title to the Equipment to be acquired with the proceeds of such Advance and that there are no outstanding liens, mortgages, charges, options, interests or encumbrances on or security interests therein or thereon or of record with respect thereto, including tax liens or assessments (other than Permitted Liens) and (B) Lender will, upon such filing of the Security Agreement or its becoming of record under the laws of such jurisdiction, as applicable, have a perfected, first priority security interest in and to the Mortgaged Property described therein, and Lender shall have received confirmation from such counsel that Borrower has delivered executed copies of the Security Agreement to such counsel, who shall have approved same as being in appropriate form for recordation with the FAA or such other appropriate authority, and shall have delivered to such counsel a letter, in form and substance satisfactory to Lender, authorizing and directing such counsel to file the Security Agreement, which letter shall provide that such authorization and direction may not be revoked or revised without the prior written consent of Lender;

                  (x) Borrower shall have provided to Lender evidence satisfactory to Lender that (i) upon the making of such Advance (i) Borrower shall have sufficient funds in order to acquire the Equipment to be acquired with the proceeds of such Advance, and (ii) Borrower shall acquire good and marketable title to such Equipment, subject to no Liens other than Permitted Liens, and Lender shall acquire a valid first priority purchase money security interest on such Equipment; and

                  (y) Borrower shall have caused to be delivered to Lender the chattel paper counterpart, if any, of the Lease as to which such Advance relates, and Lender shall be satisfied that Lender has a valid first priority security interest on the interest of Borrower as lessor under such Lease.

                                    EXHIBIT E

                                       to

                             SECURED LOAN AGREEMENT

--------------------------------------------------------------------------------

                          REQUIRED LOAN TO VALUE RATIOS

--------------------------------------------------------------------------------

 --------------------------- -------------------------- -------------------------- --------------------------
       Period (End Of)             FINOVA Loan                   FINOVA                     FINOVA
                                      Balance                 Collateral on                  LTV%
                                                            Fair Market Value
                                                                  Basis
 --------------------------- -------------------------- -------------------------- --------------------------

 Initial Funding                    $11,010,875                $13,250,000                   83.1%
 --------------------------- -------------------------- -------------------------- --------------------------

 12 Months                          $10,298,851                12,642,855                    81.5%
 --------------------------- -------------------------- -------------------------- --------------------------

 24 Months                          $9,508,410                 $12,035,710                   79.0%
 --------------------------- -------------------------- -------------------------- --------------------------

 36 Months                          $8,630,913                 $11,428,566                   75.5%
 --------------------------- -------------------------- -------------------------- --------------------------

 48 Months                          $7,659,459                 10,821,421                    70.8%
 --------------------------- -------------------------- -------------------------- --------------------------

 60 Months                          $6,671,044                 10,214,276                    65.3%
 --------------------------- -------------------------- -------------------------- --------------------------

Assumptions:

         a. The Fair Market Value of the Eligible Equipment declines over the Loan term on a straight line basis.

         b. Security Deposits are not included in the above calculation of Loan to Value ratios.